united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08037

AdvisorOne Funds

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-493-3313

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

LOOKING LONG-TERM

Annual Report | AdvisorOne Funds | April 30, 2017

CLS INVESTMENTS

Distributed by Northern Lights Distributors, LLC, Member FINRA

AdvisorOne Funds Annual Report

Table of Contents

Letter from the Chief Investment Officer	3

CLS Global Aggressive Equity Fund
Portfolio Summary	8
Performance Update	9

CLS Global Diversified Equity Fund
Portfolio Summary	10
Performance Update	11

CLS Growth and Income Fund
Portfolio Summary	12
Performance Update	13

CLS Flexible Income Fund
Portfolio Summary	14
Performance Update	15

CLS International Equity Fund
Portfolio Summary	16
Performance Update	17

CLS Shelter Fund
Portfolio Summary	18
Performance Update	19

Milestone Treasury Obligations Fund
Portfolio Summary	20

Schedule of Investments
CLS Global Aggressive Equity Fund	22
CLS Global Diversified Equity Fund	24
CLS Growth and Income Fund	26
CLS Flexible Income Fund	28
CLS International Equity Fund	31
CLS Shelter Fund	32
Milestone Treasury Obligations Fund	33

AdvisorOne Funds Annual Report

Table of Contents (Continued)

Statements of Assets and Liabilities	34

Statements of Operations	38

Statements of Changes in Net Assets
CLS Global Aggressive Equity Fund	40
CLS Global Diversified Equity Fund	40
CLS Growth and Income Fund	41
CLS Flexible Income Fund	41
CLS International Equity Fund	42
CLS Shelter Fund	42
Milestone Treasury Obligations Fund	43

Financial Highlights
CLS Global Aggressive Equity Fund	44
CLS Global Diversified Equity Fund	45
CLS Growth and Income Fund	46
CLS Flexible Income Fund	47
CLS International Equity Fund	48
CLS Shelter Fund	49
Milestone Treasury Obligations Fund	50

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	74

Shareholder Expense Example	75

Trustees and Officers	77

Supplemental Information	80

AdvisorOne Funds Annual Report

Letter from the Chief Investment Officer

Dear Shareholders,

The global stock markets performed very well over the last 12 months (as of April 30, 2017), far exceeding long-term average returns. Moving forward, however, it would be reasonable for investors to temper return expectations, particularly for domestic stocks. Large-cap domestic stocks are more than eight years into a bull market and valuations are now above average. It should be a good time for global investors in the years ahead as non-U.S. stock markets are generally much more attractively priced.

As for recent performance, the U.S. stock market, as defined by the Russell 3000 (an index composed of the 3,000 largest U.S. stocks), gained 18.58% over the last 12 months. The S&P 500 (a proxy for large, U.S.-based companies) gained 17.92%, and smaller companies, as defined by the Russell 2000 (an index composed of the 2,000 smallest companies in the Russell 3000), gained 25.63%. These returns are well above long-term averages.

International stocks, as defined by the MSCI All-Country World Index ex-US (an index considered representative of stock markets within developed and emerging markets, excluding the U.S.) gained 13% over the last 12 months. Developed international stock markets, such as Japan and Europe, as defined by the MSCI EAFE (an index that tracks performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East) gained 12.59%. Emerging markets, such as China and Brazil, as defined by the MSCI Emerging Markets (an index that tracks performance of international equity securities in developing countries) gained 19.13%. These are also strong numbers, though international markets in general are still lagging the U.S. market by a considerable margin over the last 3-, 5- and 8-years.

As mentioned in last year’s report, this backdrop in market returns helps explain the performance of AdvisorOne portfolios. Most AdvisorOne Funds are global, multi-asset, Risk-Budgeted portfolios composed primarily of exchange traded funds (ETFs).

AdvisorOne Funds Annual Report

Let’s review these attributes:

1)	AdvisorOne Funds are global. We do not invest only in U.S. securities; we invest around the world. We believe this global focus offers the potential to enhance returns and, more importantly, manage portfolio risk.

2)	AdvisorOne Funds are multi-asset. We believe balanced, multi-asset portfolios provide better investor experiences over time, which in turn should discourage chasing performance, an investor’s greatest weakness.

3)	AdvisorOne Funds are Risk-Budgeted. When we build portfolios, we explicitly target risk allocations first and then allow our asset allocations to remain flexible to adapt to changes in the risk environment.

Risk Budgeting holds two promises:

a.	Each Risk-Budgeted AdvisorOne Fund has a specific Risk Budget target.

b.	We will actively manage our asset allocations. “Actively managed” means portfolios may look different from market benchmarks. It also means we may make changes in the portfolios when the market provides opportunities.

4)	AdvisorOne Funds use ETFs. ETFs are, essentially, diversified portfolios built to track a benchmark. They can be traded during the day like an equity. In short, ETFs can be dependable building blocks that provide more stable market exposure than mutual funds and may minimize style drift, since they tightly track their benchmarks.

CLS Shelter, CLS International Equity, and Milestone Treasury Obligations Funds are also risk-managed, though not specifically Risk-Budgeted.

1)	CLS Shelter is tactically managed; therefore, it can experience dramatic changes in risk and asset allocations.

2)	CLS International Equity invests only in international securities. While the fund is not Risk-Budgeted, it is risk-managed, so its risk characteristics can change over time.

3)	Milestone Treasury Obligations is a money market fund that invests only in short-term U.S. Treasury obligations and repurchase agreements fully collateralized by U.S. Treasury obligations.

AdvisorOne Funds Annual Report

Performance and Outlook

The AdvisorOne Funds incorporate and articulate the CLS Investment Themes, which are currently:

1)	Global Value: This theme articulates our move away from growth stocks, which we have emphasized in recent years, and our current tilt toward value stocks.

Favoring growth stocks has benefited AdvisorOne portfolios in recent years, but we now believe value stocks will begin to outperform. We are therefore increasing exposure to sectors such as financials, natural resources, and international securities, particularly emerging markets. We think improved earnings growth around the globe will help value stocks and, more importantly, relative valuations are more attractive than usual.

At CLS, we rely heavily on relative valuations in our decision-making process. We first calculate an investment’s current valuation compared to the overall market’s valuation. Then we compare it to the long-term average of the same relative valuation. To illustrate, below is a current example of a prominent AdvisorOne portfolio tilt.

Currently, the valuation of emerging markets (EM) is 72% of the overall global stock market’s valuation. Since 2001, however, EM valuation has averaged 85% of the world’s valuation. So, while EM has historically been cheap, it’s very much on sale now. This is an example of an attractive investment from a relative valuation perspective, and it’s a key reason emerging markets are so heavily emphasized in AdvisorOne portfolios.

Below is a chart with data as of April 30, 2017 that illustrates these numbers. The yellow lines represent one standard deviation from the long-term average, represented by the red line. What CLS finds attractive in this data is the current valuation is below the long-term average and, secondarily, the teal-colored relative valuation line is now sloping higher. This suggests momentum now favors emerging markets.

Emerging Markets/World

AdvisorOne Funds Annual Report

2)	Smart Beta: The AdvisorOne portfolios have an emphasis of factor- and rules-based ETFs. These ETFs are also known as smart beta. Smart beta ETFs have a rules-based approach to building portfolios that emphasizes a factor such as value, growth, or high quality.

Our exposure to smart beta ETFs is considerably higher than the industry average for two reasons. First, smart beta ETFs capture the essence of active management at a fraction of the cost, and second, factor-based investing has a history of enhancing returns while helping manage risk, particularly in down markets. We believe this behavior will continue.

3)	Creative Diversification: CLS creatively diversifies equity-dominated portfolios in two ways. We actively manage our fixed-income exposure, including duration (interest rate sensitivity), credit, and sector exposures. We put a heavy emphasis on using actively managed, fixed-income ETFs. In this instance too our usage is well above industry averages. Creative Diversification also refers to our alternative asset class segments and strategies, including commodities.

In closing, our return expectations for balanced portfolios are slightly muted compared to historical norms, primarily due to overvaluations in domestic stocks and bonds. We believe there may be opportunities to add value with increased exposure to international equities, by emphasizing smart beta ETFs, and through diversifying portfolios by actively managing fixed income and alternative holdings.

Thank you for your trust.

Sincerely,

Rusty Vanneman, CFA, CMT
Chief Investment Officer
CLS Investments
Rusty.Vanneman@CLSinvest.com
402-896-7641

This material does not constitute any representation as to the suitability or appropriateness of any security, financial product or instrument. There is no guarantee that investment in any program or strategy discussed herein will be profitable or will not incur loss. This information is prepared for general information only. Individual client accounts may vary. Valuation is the measurement of the current worth of an asset or company. There is no one single method to determine valuation. CLS calculates the relative valuations consisting of a composite of the price-to-earnings ratio (P/E), price-to-book ratio (P/B), price-to-sales ratio (P/S), price to cash flow ratio (P/CF), and the price-to-dividend ratio (P/D). The graphs and charts contained in this work are for informational purposes only. No graph or chart should be regarded as a guide to investing.

2552-CLS-5/10/2017
6677-NLD-5/11/2017

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AdvisorOne Funds Annual Report

CLS Global Aggressive Equity Fund - Portfolio Summary

Portfolio Commentary

CLS Global Aggressive Equity was up 20.23% over the last year. The Fund has a Risk Budget of 110 (i.e., over time is approximately 10 percent riskier than a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities). Given the Fund’s Risk Budget and global breadth, regions and segments that are particularly sensitive to the global economy will have a larger impact on the Fund.

The Fund outpaced its benchmark over the last year. Outperformance can be attributed primarily to sector positioning in technology, healthcare, and financials as well as exposure to the emerging Asia region. Exposure to the energy sector was a detractor to performance.

The Fund’s notable international exposures include a tilt towards the value factor, which is favorable in an environment of a global economic recovery, smaller-capitalization European companies that can benefit from recovery in the region, and emerging Asian equities that have attractive valuations as well as some of the strongest growth in the world. International markets, while lagging the U.S. market over the last year, have had a strong start in 2017 and now have momentum to go along with their attractive valuations and improving growth prospects.

Among domestic sectors, the largest tilts are toward financials and health care allocations. We still maintain large technology allocations focused in older, more established technology companies that now pay dividends, as well as in semiconductors who produce components for an ever-expanding variety of applications. Financials have had strong performance over the last year while still maintaining attractive valuations. Healthcare is currently one of the most attractively valued sectors, but our exposure is primarily focused in the medical device and biotechnology subsectors.

Trades in recent months have focused on adding to attractively valued areas of global markets including the consumer staples sector as well as the Asia region, both developed and emerging.

Turnover for the Fund over the last 12 months was 32 percent.

*	Based on total net asset value as of April 30, 2017. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
VanEck Market Vectors Morningstar Wide Moat ETF	6.52%
The Fund is a rules-based, equal weighted index intended to offer exposure to the 20 most attractively price companies with sustainable competitive advantages.
iShares PHLX Semiconductor ETF	5.38%
The Fund seeks to track the investment results of an index composed of U.S. equities in the semiconductor sector.
First Trust NASDAQ Technology Dividend Index Fund	5.05%
The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ Technology Dividend Index.
WisdomTree Europe SmallCap Dividend Fund	4.48%
The Fund seeks to track the investment results of dividend-paying small-cap companies in the European equity market.
iShares U.S. Financial Services ETF	4.42%
The Fund seeks to track the investment results of an index composed of U.S. equities in the financial sector.
iShares Edge MSCI International Value Factor ETF	4.37%
The Fund seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations.
iShares U.S. Medical Devices ETF	4.36%
The Fund seeks to track the investment results of an index composed of U.S. equities in the medical devices sector.
iShares MSCI All Country Asia ex Japan ETF	4.27%
The Fund seeks to track the investment results of an index composed of Asian equities, excluding Japan.
Vanguard Consumer Staples ETF	4.20%
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks in the consumer staples sector.
First Trust Dorsey Wright International Focus 5 ETF	4.17%
The Fund seeks to provide targeted exposure to the five First Trust sector and industry based ETFs that Dorsey, Wright & Associates (DWA) believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy trading volume and liquidity requirements.

AdvisorOne Funds Annual Report

CLS Global Aggressive Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2017

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	20.23%	6.56%	9.73%	N/A	10.11%	10/1/09
Russell 3000® Index	18.58%	10.10%	13.57%	N/A	14.13%	10/1/09

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Global Aggressive Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the CLS Global Aggressive Equity Fund per the most recent prospectus was 1.93%. CLS has contractually agreed to limit total operating expenses at least through December 31, 2017, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets. The Fund’s performance over the periods shown above would have been lower had the advisor not waived fees and/or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 110% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US).

AdvisorOne Funds Annual Report

CLS Global Diversified Equity Fund - Portfolio Summary

Portfolio Commentary

CLS Global Diversified Equity returned 14.95% percent over the last year. The Fund has a Risk Budget of 100 (i.e., over time is approximately as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities). The Fund performed in line with its benchmark during this time frame. Fund exposure to domestic technology and financials, factor exposure to high-quality and momentum, and emerging Asian equity exposure all helped performance during the year.

Particular emphasis within Asia and Europe, both developed and emerging, has been prevalent in the portfolio, and this emphasis will likely continue. Trading over the year focused on reducing domestic large-cap growth exposure in favor of global value exposure, as well as an increase in commodities, global healthcare, and more granular exposure such as European financials.

Turnover for the Fund over the last 12 months was 41 percent.

*	Based on total net asset value as of April 30, 2017. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
SPDR S&P Emerging Markets Dividend ETF	9.39%
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P® Emerging Markets Dividend Opportunities Index.
Vanguard Dividend Appreciation ETF	9.07%
The Fund seeks to track the performance of the NASDAQ US Dividend Achievers Select Index.
SPDR Technology Select Sector Fund	8.25%
The Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the Technology Select Sector Index.
JPMorgan Diversified Return International Equity ETF	8.07%
The Fund seeks to track the FTSE Developed ex North America Diversified Factor Index, which was developed in partnership between FTSE and JP MorganVanguard.
iShares Edge MSCI USA Quality Factor ETF	7.45%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.
iShares Global Healthcare ETF	5.64%
The Fund seeks to track the investment results of an index composed of global equities in the healthcare sector.
Vanguard FTSE Europe ETF	5.42%
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.
iShares MSCI EAFE Value ETF	4.56%
The Fund seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.
iShares Edge MSCI USA Momentum Factor ETF	4.30%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, before fees and expenses.
SPDR S&P Emerging Asia Pacific ETF	3.98%
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P® Asia Pacific Emerging BMI Index.

AdvisorOne Funds Annual Report

CLS Global Diversified Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2017

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	14.95%	4.26%	8.02%	4.30%	5.79%	7/14/97
Russell 3000® Index	18.58%	10.10%	13.57%	7.23%	7.21%	7/14/97

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Global Diversified Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the CLS Global Diversified Equity Fund per the most recent prospectus was 1.45%. CLS has contractually agreed to limit total operating expenses at least through December 31, 2017, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets. The Fund’s performance would be lower had the advisor not waived fees and/or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The blended benchmark consists of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US).

AdvisorOne Funds Annual Report

CLS Growth and Income Fund - Portfolio Summary

Portfolio Commentary

CLS Growth & Income returned 7.68% over the last year. The Fund has a Risk Budget of 55 (i.e., over time is 55 percent as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

During the year performance was benefited by exposure to domestic equities, especially in the technology and financial sectors, high yield bonds, and select emerging market stocks. Detracting from performance were international stocks, commodities, and stocks focused on the basic material and energy sectors. Throughout the year the portfolio has maintained its emphasis on non-U.S. stocks in both developed countries, as well as emerging markets. While valuations are extended domestically, stock markets are priced for more attractive returns internationally. We expect this point of emphasis to continue.

Within the fixed income allocation, we have improved overall credit quality. The portfolio continues to emphasize exposure to Treasury Inflation Protected Securities (TIPS), agency mortgage-backed securities, and emerging market bonds at the expense of corporate bonds and U.S. Treasuries. We are emphasizing smart beta positions within the portfolio as opposed to those based on market cap weighting, and we expect this to continue.

Turnover for the Fund over the last 12 months was 45 percent.

*	Based on total net asset value as of April 30, 2017. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares TIPS Bond ETF	10.56%
The Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).
PIMCO Total Return Active ETF	8.14%
The Fund is a diversified portfolio of high quality bonds that are actively managed in an effort to maximize return in a risk-controlled framework.
PIMCO Enhanced Short Maturity Active ETF	7.04%
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
SPDR Doubleline Total Return Tactical ETF	6.76%
The Fund seeks to maximize total return.
PowerShares Emerging Markets Sovereign Debt Portfolio	5.52%
The Fund is based on the DB Emerging Market USD Liquid Balanced Index (Index). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index.
Fidelity Total Bond ETF	5.51%
The Fund seeks to provide a high level of current income. The fund normally invests at least 80% of its assets in debt securities of all types and repurchase agreements for those securities.
iShares Edge MSCI USA Value Factor ETF	5.34%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, before fees and expenses.
iShares Edge MSCI USA Momentum Factor ETF	3.42%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, before fees and expenses.
PowerShares FTSE RAFI Emerging Markets Portfolio	3.36%
The Fund is designed to track the performance of the largest Emerging Market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.
iShares Edge MSCI USA Quality Factor ETF	3.25%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.

AdvisorOne Funds Annual Report

CLS Growth and Income Fund - Performance Update

Annualized Total Returns as of April 30, 2017

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	7.68%	2.87%	4.94%	2.97%	3.63%	7/14/97
Russell 3000® Index	18.58%	10.10%	13.57%	7.23%	7.21%	7/14/97

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Growth and Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the CLS Growth and Income Fund per the most recent prospectus was 1.56%. CLS has contractually agreed to limit total operating expenses at least through December 31, 2017, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets. The Fund’s performance as shown above would have been lower had the advisor not waived fees and/or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 55% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US), and (ii) 45% of the 1-3 Month Treasury Bill Index. The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market.

AdvisorOne Funds Annual Report

CLS Flexible Income Fund - Portfolio Summary

Portfolio Commentary

CLS Flexible Income returned 3.48% over the last year. This intermediate-term bond Fund has a Risk Budget of 20 (i.e., over time has 20 percent of the risk of a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

During the year, exposure to high yield bonds, emerging market bonds and global stocks contributed positively to performance. Detracting from performance were Treasury bonds, mortgage-backed securities and municipal bonds. The Fund remains positioned with a strong tilt toward credit, both investment grade and high yield, and has deemphasized Treasury bond exposure. We believe slow and steady economic growth will continue, keeping a lid on defaults and benefiting the sector overall. The Fund has maintained a strategic underweight to interest rate sensitivity as measured by duration, which we expect to continue. While we do not believe interest rates necessarily have to rise from their current levels, we prefer the risk and reward tradeoff in credit risk over interest rate risk at this time.

Turnover for the Fund over the last 12 months was 8 percent.

*	Based on total net asset value as of April 30, 2017. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
PIMCO Enhanced Short Maturity Active ETF	9.62%
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
SPDR Doubleline Total Return Tactical ETF	8.15%
The Fund seeks to maximize total return.
PowerShares Senior Loan Portfolio	7.13%
The Fund seeks investment results that generally correspond to the price and yield of S&P/LSTA U.S. Leverages Loan 100 Index.
iShares Core U.S. Aggregate Bond ETF	5.54%
The Fund seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.
iShares TIPS Bond ETF	5.30%
The Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).
iShares Intermediate Credit Bond ETF	4.10%
The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years.
iShares iBoxx $ High Yield Corporate Bond ETF	3.90%
The Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.
Vanguard Total Bond Market ETF	3.84%
The Fund seeks to track the performance of a broad, market-weighted bond index.
Vanguard Intermediate Term Corporate Bond ETF	3.61%
The Fund seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity.
iShares 1-3 Year Treasury Bond ETF	3.19%
The Fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.

AdvisorOne Funds Annual Report

CLS Flexible Income Fund - Performance Update

Annualized Total Returns as of April 30, 2017

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	3.48%	1.98%	2.12%	N/A	3.13%	10/1/09
Russell 3000® Index	18.58%	10.10%	13.57%	N/A	14.13%	10/1/09
Bloomberg Barclays US Aggregate Bond Index	0.83%	2.66%	2.27%	N/A	3.54%	10/1/09

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Flexible Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the CLS Flexible Income Fund per the most recent prospectus was 1.24%. CLS has contractually agreed to limit total operating expenses at least through December 31, 2017, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 0.80% of average daily net assets. The Fund’s performance as shown above would have been lower had the advisor not waived fees and/or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Bloomberg Barclays US Aggregate Bond Index is a market-capitalization-weighted index that covers the USD- denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Prior to August 24, 2016, the index was known as Barclays Aggregate Bond Index.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 20% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US), and (ii) 80% of the 1-3 Month Treasury Bill Index.

AdvisorOne Funds Annual Report

CLS International Equity Fund - Portfolio Summary

Portfolio Commentary

International Equity returned 10.03% percent over the last year. The Fund consists of primarily international equities and is not Risk Budgeted, although it is managed with risk considerations and a focus on delivering higher incremental-income relative to its benchmark. The portfolio management methodology is quantitatively driven through the use of fundamental risk factors.

The Fund underperformed its benchmark during this time frame, primarily due to its exposure to the minimum volatility and value factors as well as frontier markets. Performance was helped by exposure to the size factor as well as individual country selection, particularly within the Europe and Asia regions.

The Fund currently has risk factor tilts emphasizing value and size. This has resulted in more small and mid-cap exposures as well as undervalued securities. On a regional basis, the portfolio is currently tilted toward emerging markets, primarily within Asia.

Emerging markets continue to be relatively attractive given valuations and economic growth prospects. Within developed markets, notable regional tilts include an underweight to developed Europe and an overweight to developed Asia. Developed Europe valuations are not as attractive as they once were, and economic growth is more stagnant, while developed Asian countries share many favorable characteristics with their emerging market neighbors.

Trades in recent months included adding exposure to emerging markets at the expense of developed markets.

Turnover for the Fund over the last 12 months was 155 percent.

*	Based on total net asset value as of April 30, 2017. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares MSCI EAFE Value ETF	15.32%
The Fund seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.
iShares MSCI Emerging Markets Small-Cap ETF	9.68%
The Fund seeks to track the investment results of an index composed of small-capitalization emerging market equities.
PowerShares DWA Emerging Markets Momentum Portfolio	9.47%
The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index.
Schwab Fundamental Emerging Markets Large Company Index ETF	6.70%
The Fund seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI Emerging Markets Large Company Index.
iShares Edge MSCI Min Vol Emerging Markets ETF	5.86%
The Fund seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets.
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	5.18%
The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex- U.S. 1000 Index.
iShares MSCI Italy Capped ETF	4.84%
The Fund seeks to track the investment results of an index composed of Italian equities.
iShares MSCI Taiwan Capped ETF	4.72%
The Fund seeks to track the investment results of an index composed of Taiwanese equities.
iShares MSCI Israel Capped ETF	4.57%
The Fund seeks to track the investment results of a broad-based index composed of Israeli equities.
Vanguard FTSE All World ex-US Small-Cap ETF	4.45%
The Fund seeks to track the performance of the FTSE Global Small Cap ex US Index.

AdvisorOne Funds Annual Report

CLS International Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2017

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	10.03%	3.55%	5.39%	3.03%	3.69%	4/19/06
MSCI ACWI (ex-US)	12.59%	0.83%	5.13%	1.12%	2.76%	4/19/06

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS International Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the CLS International Equity Fund per the most recent prospectus was 2.66%. CLS has contractually agreed to limit total operating expenses at least through December 31, 2017, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets. The Fund’s performance as shown above would have been lower had the advisor not waived fees and/or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The MSCI ACWI (ex-US) is a market-capitalization weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

AdvisorOne Funds Annual Report

CLS Shelter Fund - Portfolio Summary

Portfolio Commentary

CLS Shelter Fund returned 15.11% over the last year. The Fund has a risk-based benchmark (75 percent of a blended benchmark consisting of 80 percent of the Russell 3000 Index (composed of the 3,000 largest U.S. stocks) and 20 percent of the MSCI ACWI (ex-US) (a benchmark for international stocks), and 25 percent of the 1-3 Month Treasury Bill Index (an index of very short-term government debt securities)).

The Fund seeks to protect client portfolios from large losses. In some market conditions, moves to reduce risk will occur just before the market rallies. During these periods, the Fund will generally trail its benchmark. When the market trends in one direction for a longer period of time, the Fund will generally outperform its benchmark, as it seeks to protect on the downside, as well as on the upside, locking in and protecting gains as the market rallies. As markets rallied over the last year, this was beneficial for the Fund, allowing it to outperform its benchmark. The Fund locked in gains two times in early 2017.

At the beginning of the fiscal year, approximately 25% of the Fund was invested in protected assets, and remained in this range until August, when strong market performance allowed the Fund to be in a range from 85 percent to fully invested in diversified equities for the period from August 2016 through April 2017.

The Fund’s allocation, when fully invested, favors international markets and large-cap U.S. stocks. Part of the international position is allocated to a position that lessens the effect of currency changes on the Fund. In the U.S., the Fund favors value stocks over growth stocks.

Turnover for the Fund over the last 12 months was 147 percent.

*	Based on total net asset value as of April 30, 2017. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Portfolio Holdings*	*Percentages based on Net Assets
iShares Edge MSCI USA Quality Factor ETF	19.76%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.
iShares Edge MSCI USA Value Factor ETF	14.84%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, before fees and expenses.
Guggenheim S&P 500 Equal Weight ETF	13.35%
The Fund seeks to replicate as closely as possible the performance of the S&P 500 Equal Weight Index, before fees and expenses, on a daily basis.
iShares Core MSCI EAFE ETF	10.08%
The Fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	10.04%
The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index.
iShares Core MSCI Emerging Markets ETF	10.01%
The Fund seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.
Guggenheim S&P 500 Pure Value ETF	9.87%
The Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the S&P 500 Pure Value Index.
PowerShares S&P 500 Low Volatility Portfolio	5.15%
The Fund will invest at least 90% of its total assets in common stocks that comprise the S&P 500 Index.
iShares MSCI ACWI ETF	4.97%
The Fund seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities.

AdvisorOne Funds Annual Report

CLS Shelter Fund - Performance Update

Annualized Total Returns as of April 30, 2017

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	15.11%	6.60%	8.36%	N/A	5.73%	12/30/09
Russell 3000® Index	18.58%	10.10%	13.57%	N/A	13.17%	12/30/09

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Shelter Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying fund expenses, for the CLS Shelter Fund per the most recent prospectus was 1.42%. CLS has contractually agreed to limit total operating expenses at least through December 31, 2017, so that Class N Share direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets. The Fund’s performance shown above would have been lower had the advisor not waived fees and/or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

Performance of the risk based benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk based benchmark consists of (i) 75% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 25% of the 1-3 Month Treasury Bill Index.

AdvisorOne Funds Annual Report

Milestone Treasury Obligations Fund - Portfolio Summary

Portfolio Commentary

During the past year, the Milestone Treasury Obligations Fund focused on its conservative investment philosophy and management discipline. We are proud to provide this annual report which highlights the results of our conservative, compliance-driven investment philosophy.

As we continue through 2017, we remain committed to our mission and values. We look forward to continuing to work in partnership with you all to address your liquidity objectives and cash management priorities. We will continue to explore new cash management capabilities in direct response to requests from both current and prospective investors.

*	Based on total net asset value as of April 30, 2017. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance.

You cannot invest directly in an index or benchmark.

Portfolio Composition*

Top Portfolio Holdings*	*Percentages based on Net Assets
U.S. Treasury Bills	47.2%
A short-term debt obligation backed by the U.S. government with a maturity of less than one year. T-bills are sold in denominations of $1,000 up to a maximum purchase of $5 million and commonly have maturities of one month (four weeks), three months (13 weeks) or six months (26 weeks).
Repurchase Agreements	52.8%
A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day.

All data is as of April 30, 2017. The Portfolio breakdown is expressed as a percentage of total investments and may vary over time.

Please refer to the Portfolio of Investments for a detailed analysis of the Fund’s holdings.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AdvisorOne Funds Annual Report

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AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Aggressive Equity Fund
April 30, 2017

	Shares	Fair Value ($)
Equity Funds - 96.54%
Alternative - 6.37%
JPMorgan Diversified Alternatives ETF + ^	160,000	$4,188,800
ProShares Large Cap Core Plus +	91,000	5,372,640
ProShares Short VIX Short-Term Futures ETF * +	4,000	580,200
		10,141,640
Developed International - 25.86%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	111,000	3,053,610
First Trust Dorsey Wright International Focus 5 ETF +	343,000	6,643,910
iShares Currency Hedged MSCI Japan ETF +	214,000	6,047,640
iShares Edge MSCI International Value Factor ETF + ^	293,000	6,952,890
iShares MSCI Australia ETF +	192,000	4,312,320
iShares MSCI Austria Capped ETF	142,000	2,781,780
iShares MSCI Europe Financials ETF	200,000	4,256,000
WisdomTree Europe SmallCap Dividend Fund +	113,000	7,140,470
		41,188,620
Emerging Markets - 9.07%
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF +	50,000	1,241,000
Hartford Multifactor Emerging Markets ETF +	45,100	1,034,594
iShares MSCI All Country Asia ex Japan ETF +	106,000	6,806,260
iShares MSCI India ETF	63,304	2,030,792
SPDR S&P Emerging Asia Pacific ETF +	38,000	3,323,480
		14,436,126
Global Equity - 4.78%
Cambria Global Value ETF +	147,100	3,356,822
Fidelity MSCI Energy Index ETF +	225,000	4,259,250
		7,616,072
Large Cap Core - 11.57%
First Trust NASDAQ Technology Dividend Index Fund +	253,000	8,037,810
VanEck Vectors Morningstar Wide Moat ETF +	271,000	10,379,300
		18,417,110
Large Cap Growth - 7.92%
iShares U.S. Oil Equipment & Services ETF +	44,000	1,678,160
iShares PHLX Semiconductor ETF +	63,000	8,574,930
VanEck Vectors Retail ETF +	29,000	2,357,120
		12,610,210
Large Cap Value - 8.62%
iShares U.S. Financial Services ETF +	65,000	7,042,750
Vanguard Consumer Staples ETF +	47,000	6,681,520
		13,724,270
Small/Mid Cap Core - 3.25%
Guggenheim S&P Spin-Off ETF	111,000	5,175,930

Small/Mid Cap Growth - 10.86%
First Trust US Equity Opportunities ETF +	88,000	5,146,240
iShares Nasdaq Biotechnology ETF +	12,000	3,571,680
iShares U.S. Medical Devices ETF +	44,000	6,940,560
SPDR S&P Biotech ETF +	23,000	1,643,120
		17,301,600
Small/Mid Cap Value - 8.24%
Guggenheim MSCI Global Timber +	167,000	4,565,780
iShares U.S. Insurance ETF +	109,500	6,640,080
US Global Jets ETF +	67,000	1,916,870
		13,122,730
Total Equity Funds (Cost $128,420,261)		153,734,308

22	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Aggressive Equity Fund (Continued)
April 30, 2017

	Shares	Fair Value ($)
Money Market Funds - 3.53%
Short-Term Cash - 3.53%
Federated Prime Cash Obligations Fund Institutional Class, 0.64% **	5,616,846	$5,616,846
Total Money Market Funds (Cost $5,616,846)		5,616,846

Collateral for Securities Loaned - 33.36%
Dreyfus Government Cash Management Institutional Class, 0.69% **	13,091,752	13,091,752
Milestone Treasury Obligations Fund Institutional Class, 0.59% ** ^	36,000,000	36,000,000
U.S. TIP Bonds, 0.125% - 0.25%, 7/15/2022 -1/15/2025	778,319	809,013
U.S. Treasury Bills, 5/18/2017 - 7/13/2017	36,966	36,947
U.S. Treasury Notes/Bonds, 0.625% - 3.375%, 7/15/2017 - 11/15/2046	3,187,955	3,198,055
Total Collateral for Securities Loaned (Cost $53,135,767)		53,135,767

Total Investments (Cost $187,172,874) - 133.43%		$212,486,921
Liabilities Less Other Assets - Net - (33.43)%		(53,240,632)
NET ASSETS - 100.00%		$159,246,289

+	All or a portion of this security is on loan. Total loaned securities had a value of $51,960,393 at April 30, 2017.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2017.

^	Affiliated issuer.

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

PHLX - Philadelphia Stock Exchange

SPDR - Standard & Poors’ Depositary Receipts

23	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Diversified Equity Fund
April 30, 2017

	Shares	Fair Value ($)
Equity Funds - 99.35%
Commodity Funds - 3.50%
PowerShares DB Commodity Index Tracking Fund * +	1,029,000	$15,229,200

Developed International - 27.39%
First Trust Europe AlphaDEX Fund +	180,000	6,093,000
iShares MSCI EAFE Value ETF +	385,952	19,834,073
iShares MSCI Europe Financials ETF	365,000	7,767,200
iShares MSCI Italy Capped ETF +	186,000	4,919,700
iShares MSCI Spain Capped ETF +	147,000	4,692,240
JPMorgan Diversified Return International Equity ETF + ^	650,000	35,113,000
Vanguard FTSE Europe ETF +	440,000	23,575,200
Vanguard FTSE Pacific ETF +	269,000	17,151,440
		119,145,853
Emerging Markets - 18.17%
Goldman Sachs ActiveBeta Emerging Markets Equity ETF +	514,000	15,718,120
iShares MSCI EM ESG Optimized ETF +	7,000	436,240
iShares MSCI Russia Capped ETF	147,500	4,721,475
SPDR S&P Emerging Asia Pacific ETF + ^	198,000	17,317,080
SPDR S&P Emerging Markets Dividend ETF + ^	1,375,000	40,837,500
		79,030,415
Global Equity - 8.50%
Cambria Global Value ETF	28,000	638,960
iShares Global Energy ETF	363,000	11,793,870
iShares Global Healthcare ETF +	234,000	24,530,220
		36,963,050
Large Cap Core - 13.74%
Davis Select Financial ETF * +	55,000	1,155,550
iShares Edge MSCI USA Momentum Factor ETF +	220,521	18,695,770
SPDR SSGA Gender Diversity Index ETF +	7,000	463,120
Vanguard Dividend Appreciation ETF +	431,016	39,433,654
		59,748,094
Large Cap Growth - 17.51%
Fidelity MSCI Information Technology Index ETF +	71,000	2,987,680
iShares Edge MSCI USA Quality Factor ETF	442,557	32,417,300
SPDR Technology Select Sector Fund +	660,000	35,890,800
Vanguard Information Technology ETF +	35,000	4,858,000
		76,153,780
Large Cap Value - 6.53%
iShares Edge MSCI USA Value Factor ETF	100,000	7,328,000
SPDR Financial Select Sector Fund +	613,100	14,426,243
SPDR S&P Global Natural Resources ETF +	157,500	6,655,950
		28,410,193
Small/Mid Cap Core - 0.18%
Royce Value Trust, Inc. +	54,080	787,946

Small/Mid Cap Value - 3.83%
First Trust Financial AlphaDEX Fund +	431,000	11,977,490
Guggenheim S&P Smallcap 600 Pure Value ETF	68,528	4,657,163
		16,634,653
Total Equity Funds (Cost $357,192,249)		432,103,184

24	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Diversified Equity Fund (Continued)
April 30, 2017

	Shares	Fair Value ($)
Money Market Funds - 0.78%
Short-Term Cash - 0.78%
Federated Prime Cash Obligations Fund Institutional Class, 0.64% **	3,396,546	$3,396,546
Total Money Market Funds (Cost $3,396,546)		3,396,546

Collateral for Securities Loaned - 15.34%
Dreyfus Government Cash Management Institutional Class, 0.69% **	22,945,000	22,945,000
Milestone Treasury Obligations Fund Institutional Class, 0.59% ** ^	43,800,000	43,800,000
Total Collateral for Securities Loaned (Cost $66,745,000)		66,745,000

Total Investments (Cost $427,333,795) - 115.47%		$502,244,730
Liabilities Less Other Assets - Net - (15.47)%		(67,306,404)
NET ASSETS - 100.00%		$434,938,326

+	All or a portion of this security is on loan. Total loaned securities had a value of $65,230,137 at April 30, 2017.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2017.

^	Affiliated issuer.

DB - Deutsche Bank

EAFE - Europe, Australasia, Far East

EM - Emerging Markets

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poors’ Depositary Receipts

SSGA - State Street Global Advisors

25	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Growth and Income Fund
April 30, 2017

	Shares	Fair Value ($)
Bond Funds - 51.82%
High Yield Bonds - 2.68%
SPDR Blackstone / GSO Senior Loan ETF	154,816	$7,358,404
VanEck Vectors High-Yield Municipal Index ETF +	87,772	2,691,090
VanEck Vectors International High Yield Bond ETF	75,500	1,880,705
		11,930,199
Intermediate/Long-Term Bonds - 35.14%
Fidelity Total Bond ETF + ^	489,963	24,561,845
First Trust TCW Opportunistic Fixed Income ETF + ^	75,000	3,786,750
iShares 3-7 Year Treasury Bond ETF	95,000	11,753,400
iShares TIPS Bond ETF	409,400	47,085,094
PIMCO Total Return Active ETF +	343,114	36,277,443
SPDR Doubleline Total Return Tactical ETF +	611,922	30,137,159
Vanguard Tax-Exempt Bond Index ETF	60,000	3,049,800
		156,651,491
International Bond - 5.73%
PowerShares Emerging Markets Sovereign Debt Portfolio +	833,958	24,585,082
Templeton Global Income Fund	146,395	973,527
		25,558,609
Preferred Security - 1.23%
iShares US Preferred Stock ETF +	140,000	5,461,400

Short-Term Bonds - 7.04%
PIMCO Enhanced Short Maturity Active ETF	308,702	31,376,471

Total Bond Funds (Cost $228,736,987)		230,978,170

Equity Funds - 45.22%
Alternative - 1.17%
JPMorgan Diversified Alternatives ETF + ^	200,000	5,236,000

Balanced - 0.26%
PowerShares CEF Income Composite Portfolio +	50,000	1,177,000

Commodity Funds - 2.94%
PowerShares DB Commodity Index Tracking Fund *	885,000	13,098,000

Developed International - 10.90%
iShares Edge MSCI Min Vol EAFE ETF	110,973	7,464,044
iShares MSCI EAFE Value ETF	275,000	14,132,250
iShares MSCI Europe Financials ETF +	259,000	5,511,520
iShares MSCI Japan ETF	131,250	6,806,625
iShares MSCI Pacific ex Japan ETF +	58,000	2,599,560
Vanguard FTSE Europe ETF +	225,000	12,055,500
		48,569,499
Emerging Markets - 7.03%
iShares Core MSCI Emerging Markets ETF	175,200	8,532,240
iShares MSCI Mexico Capped ETF +	21,000	1,086,960
iShares MSCI Russia Capped ETF	75,000	2,400,750
Morgan Stanley China A Share Fund, Inc. +	176,656	3,455,391
PowerShares FTSE RAFI Emerging Markets Portfolio +	747,800	14,985,912
SPDR S&P Emerging Asia Pacific ETF	10,000	874,600
		31,335,853

26	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Growth and Income Fund (Continued)
April 30, 2017

	Shares	Fair Value ($)
Global Equity - 4.91%
FlexShares Global Upstream Natural Resources Index Fund +	470,000	$13,766,300
iShares Global Healthcare ETF +	77,500	8,124,325
		21,890,625
Large Cap Core - 3.42%
iShares Edge MSCI USA Momentum Factor ETF +	180,000	15,260,400

Large Cap Growth - 6.82%
iShares Edge MSCI USA Quality Factor ETF +	197,613	14,475,152
SPDR Technology Select Sector Fund	149,000	8,102,620
VanEck Vectors Gold Miners ETF +	140,000	3,112,200
Vanguard Information Technology ETF +	34,000	4,719,200
		30,409,172
Large Cap Value - 7.30%
iShares Edge MSCI USA Value Factor ETF	325,000	23,816,000
SPDR Financial Select Sector Fund +	370,607	8,720,383
		32,536,383
Small/Mid Cap Value - 0.47%
Guggenheim Solar ETF +	120,000	2,100,000

Total Equity Funds (Cost $177,895,886)		201,612,932

Money Market Funds - 3.05%
Short-Term Cash - 3.05%
Federated Prime Cash Obligations Fund Institutional Class, 0.64% **	13,581,657	13,581,657
Total Money Market Funds (Cost $13,581,657)		13,581,657

Collateral for Securities Loaned - 10.31%
Dreyfus Government Cash Management Institutional Class, 0.69% **	14,040,862	14,040,862
Milestone Treasury Obligations Fund Institutional Class, 0.59% ** ^	31,900,000	31,900,000
Total Collateral for Securities Loaned (Cost $45,940,862)		45,940,862

Total Investments (Cost $466,155,392) - 110.40%		$492,113,621
Liabilities Less Other Assets - Net - (10.40)%		(46,354,169)
NET ASSETS - 100.00%		$445,759,452

+	All or a portion of this security is on loan. Total loaned securities had a value of $44,880,680 at April 30, 2017.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2017.

^	Affiliated issuer.

CEF - Closed End Fund

DB - Deutsche Bank

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

RAFI - Research Affiliates

SPDR - Standard & Poors’ Depositary Receipts

TIPS - Treasury Inflation-Protected Securities

27	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund
April 30, 2017

	Shares	Fair Value ($)
Bond Funds - 85.65%
High Yield Bonds - 19.39%
BlackRock Corporate High Yield Fund, Inc. +	78,416	$883,748
iShares iBoxx $ High Yield Corporate Bond ETF +	101,080	8,907,170
PIMCO 0-5 Year High Yield Corporate Bond Index ETF +	56,295	5,712,817
PowerShares Senior Loan Portfolio	698,550	16,262,244
SPDR Blackstone / GSO Senior Loan ETF	82,500	3,921,225
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	216,775	6,078,371
VanEck Vectors High-Yield Municipal Index ETF	80,755	2,475,948
		44,241,523
Intermediate/Long-Term Bonds - 40.88%
iShares 3-7 Year Treasury Bond ETF	41,200	5,097,264
iShares 20+ Year Treasury Bond ETF +	19,500	2,385,825
iShares Core U.S. Aggregate Bond ETF	115,626	12,632,140
iShares Intermediate Credit Bond ETF +	85,380	9,357,648
iShares National Muni Bond ETF +	31,275	3,419,296
iShares TIPS Bond ETF	105,048	12,081,570
iShares US Credit Bond ETF +	33,450	3,703,584
PIMCO Total Return Active ETF	59,909	6,334,179
SPDR Doubleline Total Return Tactical ETF +	377,519	18,592,811
Vanguard Intermediate-Term Corporate Bond ETF	94,483	8,234,193
Vanguard Mortgage-Backed Securities ETF	41,000	2,161,520
Vanguard Tax-Exempt Bond Index ETF	10,000	508,300
Vanguard Total Bond Market ETF +	107,385	8,757,247
		93,265,577
International Bond - 7.95%
iShares Emerging Markets Local Currency Bond ETF * +	52,400	2,400,444
iShares JP Morgan USD Emerging Markets Bond ETF	50,350	5,800,320
PowerShares Emerging Markets Sovereign Debt Portfolio	217,561	6,413,698
SPDR Citi International Government Inflation-Protected Bond ETF	63,675	3,523,138
		18,137,600
Preferred Security - 2.07%
iShares US Preferred Stock ETF +	86,775	3,385,093
PowerShares Preferred Portfolio +	88,700	1,326,065
		4,711,158
Short-Term Bonds - 15.36%
iShares 1-3 Year Treasury Bond ETF	86,115	7,287,051
PIMCO 1-5 Year U.S. TIPS Index ETF +	71,372	3,755,595
PIMCO Enhanced Short Maturity Active ETF	215,922	21,946,312
SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	42,533	2,064,552
		35,053,510
Total Bond Funds (Cost $196,083,084)		195,409,368

Equity Funds - 6.93%
Commodity - 0.60%
United States Commodity Index Fund *	35,500	1,378,820

Currency - 0.99%
PowerShares DB US Dollar Index Bullish Fund * +	88,000	2,250,160

Developed International - 0.71%
iShares MSCI EAFE ETF	12,500	797,500
iShares MSCI EAFE Value ETF +	16,000	822,240
		1,619,740

28	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund (Continued)

April 30, 2017

	Shares	Fair Value ($)
Emerging Markets - 0.57%
Vanguard FTSE Emerging Markets ETF	32,000	$1,290,880

Large Cap Core - 1.80%
iShares Core S&P 500 ETF	17,160	4,110,849

Large Cap Growth - 0.22%
Vanguard Growth ETF +	4,000	497,720

Large Cap Value - 1.49%
SPDR Financial Select Sector Fund +	19,200	451,776
Vanguard High Dividend Yield ETF +	17,000	1,319,030
Vanguard Value ETF +	17,105	1,630,791
		3,401,597
Small/Mid Cap Value - 0.55%
Alerian MLP ETF +	99,500	1,253,700

Total Equity Funds (Cost $14,245,664)		15,803,466

	Principal ($)
U.S. Government and Agency Obligations - 4.55%
Fannie Mae, 3.50%, due 12/1/2030	$214,126	222,060
Fannie Mae, 3.50%, due 7/1/2032	464,610	486,007
Fannie Mae, 4.00%, due 2/1/2040	246,039	260,751
Fannie Mae, 4.00%, due 10/1/2040	206,844	218,664
Fannie Mae, 4.00%, due 6/1/2041	402,149	424,749
Fannie Mae, 4.00%, due 9/1/2041	444,402	470,034
Fannie Mae, 4.00%, due 12/1/2041	275,891	291,804
Fannie Mae, 5.00%, due 11/1/2039	251,149	278,519
Fannie Mae, 5.00%, due 2/1/2040	371,074	407,165
Fannie Mae, 5.50%, due 12/1/2039	159,996	178,322
Fannie Mae, 5.50%, due 4/1/2040	195,579	218,050
Fannie Mae, 6.00%, due 12/1/2035	247,487	281,516
Fannie Mae, 6.00%, due 12/1/2038	84,717	95,987
Federal Home Loan Mortgage Corp., 2.00%, due 3/12/2020	1,000,000	1,011,247
Federal National Mortgage Association, 2.00%, due 8/28/2020	1,000,000	1,011,763
Freddie Mac Gold Pool, 4.50%, due 2/1/2041	265,589	286,803
Freddie Mac Gold Pool, 5.50%, due 6/1/2034	188,110	209,461
Freddie Mac Gold Pool, 6.00%, due 5/1/2037	75,075	85,186
Freddie Mac Gold Pool, 6.50%, due 4/1/2039	98,497	109,725
Government National Mortgage Association, 3.50%, due 7/16/2039	93,721	96,458
Government National Mortgage Association, 4.00%, due 2/20/2039	184,030	191,330
United States Treasury Note/Bond, 4.25%, due 11/15/2017	2,500,000	2,543,018
United States Treasury Note/Bond, 4.50%, due 5/15/2017	1,000,000	1,001,471

Total U.S. Government and Agency Obligations (Cost $10,183,177)		10,380,090

29	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund (Continued)

April 30, 2017

	Shares	Fair Value ($)
Money Market Funds - 2.90%
Short-Term Cash - 2.90%
Federated Prime Cash Obligations Fund Institutional Class, 0.64% **	6,609,789	$6,609,789
Total Money Market Funds (Cost $6,609,789)		6,609,789

Collateral for Securities Loaned - 11.71%
Dreyfus Government Cash Management Institutional Class, 0.69% **	3,221,453	3,221,453
Milestone Treasury Obligations Fund Institutional Class, 0.59% ** ^	23,500,000	23,500,000
Total Collateral for Securities Loaned (Cost $26,721,453)		26,721,453

Total Investments (Cost $253,843,167) - 111.74%		$254,924,166
Liabilities Less Other Assets - Net - (11.74)%		(26,782,142)
NET ASSETS - 100.00%		$228,142,024

+	All or a portion of this security is on loan. Total loaned securities had a value of $ 26,132,590 at April 30, 2017.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2017.

^	Affiliated issuer.

DB - Deutsche Bank

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poors’ Depositary Receipts

TIPS - Treasury Inflation-Protected Security

30	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS International Equity Fund
April 30, 2017

	Shares	Fair Value ($)
Equity Funds - 98.55%
Developed International - 48.49%
iShares MSCI Australia ETF	57,500	$1,291,450
iShares MSCI Canada ETF	22,000	577,720
iShares Edge MSCI Min Vol EAFE ETF	22,500	1,513,350
iShares MSCI EAFE Value ETF	145,000	7,451,550
iShares MSCI Israel Capped ETF +	43,000	2,225,250
iShares MSCI Italy Capped ETF +	89,000	2,354,050
iShares MSCI Singapore Capped ETF +	36,000	827,280
iShares MSCI Spain Capped ETF +	58,000	1,851,360
iShares MSCI United Kingdom ETF +	24,500	810,950
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio +	62,000	2,520,920
Vanguard FTSE All World ex-US Small-Cap ETF +	20,500	2,162,340
		23,586,220
Emerging Markets - 50.06%
iShares MSCI Chile Capped ETF	13,000	558,220
iShares MSCI Emerging Markets Small-Cap ETF +	101,000	4,706,600
iShares Edge MSCI Min Vol Emerging Markets ETF +	52,500	2,849,175
iShares MSCI Frontier 100 ETF	75,000	2,154,000
iShares MSCI Malaysia ETF	42,000	1,330,980
iShares MSCI South Korea Capped ETF +	31,000	1,925,100
iShares MSCI Taiwan Capped ETF +	68,000	2,295,680
PowerShares DWA Emerging Markets Momentum Portfolio +	275,000	4,606,250
Schwab Fundamental Emerging Markets Large Company Index ETF +	122,500	3,257,275
SPDR S&P China ETF	8,000	670,240
		24,353,520

Total Equity Funds (Cost $46,013,133)		47,939,740

Money Market Funds - 1.56%
Short-Term Cash - 1.56%
Federated Prime Cash Obligations Fund Institutional Class, 0.64% *	755,998	755,998

Total Money Market Funds (Cost $755,998)		755,998

Collateral for Securities Loaned - 23.76%
Dreyfus Government Cash Management Institutional Class, 0.69% *	2,957,230	2,957,230
Milestone Treasury Obligations Fund Institutional Class, 0.59% * ^	8,600,000	8,600,000

Total Collateral for Securities Loaned (Cost $11,557,230)		11,557,230

Total Investments (Cost $58,326,361) - 123.87%		$60,252,968
Liabilities Less Other Assets - Net - (23.87)%		(11,609,183)
NET ASSETS - 100.00%		$48,643,785

+	All or a portion of this security is on loan. Total loaned securities had a value of $11,307,236 at April 30, 2017.

*	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2017.

^	Affiliated issuer.

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

RAFI - Research Affiliates

SPDR - Standard & Poors’ Depositary Receipts

31	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Shelter Fund
April 30, 2017

	Shares	Fair Value ($)
Equity Funds - 98.08%
Developed International - 25.09%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF +	433,000	$12,994,330
iShares MSCI ACWI ETF +	100,000	6,428,000
iShares Core MSCI EAFE ETF +	219,000	13,034,880
		32,457,210
Emerging Markets - 10.01%
iShares Core MSCI Emerging Markets ETF	266,000	12,954,200

Large Cap Core - 13.36%
Guggenheim S&P 500 Equal Weight ETF +	189,000	17,278,380

Large Cap Growth - 19.76%
iShares Edge MSCI USA Quality Factor ETF +	349,000	25,564,250

Large Cap Value - 29.86%
Guggenheim S&P 500 Pure Value ETF	217,009	12,775,320
iShares Edge MSCI USA Value Factor ETF	262,000	19,199,360
PowerShares S&P 500 Low Volatility Portfolio	152,000	6,663,680
		38,638,360

Total Equity Funds (Cost $113,156,207)		126,892,400

Money Market Funds - 1.92%
Federated Prime Cash Obligations Fund Institutional Class, 0.64% *	2,489,146	2,489,146

Total Money Market Funds (Cost $2,489,146)		2,489,146

Collateral for Securities Loaned - 12.68%
Dreyfus Government Cash Management Institutional Class, 0.69% *	12,192,050	12,192,050
U.S. TIP Bonds, 0.125% - 0.250%, 7/15/2022 - 1/15/2025	809,628	841,557
U.S. Treasury Bill, 5/18/2017 - 7/13/2017	38,453	38,433
U.S. Treasury Notes/Bonds, 0.625% - 3.375%, 7/15/2017 - 11/15/2046	3,316,191	3,326,699

Total Collateral for Securities Loaned (Cost $16,398,739)		16,398,739

Total Investments (Cost $132,044,092) - 112.68%		$145,780,285
Liabilities Less Other Assets - Net - (12.68)%		(16,402,450)
NET ASSETS - 100.00%		$129,377,835

+	All or a portion of this security is on loan. Total loaned securities had a value of $16,037,341 at April 30, 2017.

*	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2017.

ACWI - All Country World Index

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

32	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Milestone Treasury Obligations Fund
April 30, 2017

	Principal		Maturity
	Amount ($)	Interest Rate	Date	Fair Value ($)
U.S. Government Obligations - 47.22%
U.S. Treasury Bills *- 47.22%
	$15,000,000	0.500%	5/4/17	$14,999,375
	15,000,000	0.545%	5/11/17	14,997,729
	15,000,000	0.645%	6/22/17	14,986,025
	10,000,000	0.790%	7/6/17	9,985,517
	25,000,000	0.590% - 0.760%	7/13/17	24,966,643
	45,000,000	0.600% - 0.805%	7/20/17	44,931,405
	15,000,000	0.626%	8/3/17	14,975,501
	10,000,000	0.640%	8/17/17	9,980,785
	25,000,000	0.670% - 0.765%	8/31/17	24,940,017
	10,000,000	0.910%	10/5/17	9,960,314

Total U.S. Government Obligations (Cost $184,723,311)				184,723,311

Repurchase Agreements - 52.82%

BNP Paribas Securities Corp., dated 4/28/2017, repurchase price $75,000,000 (Collateralized by: U.S. Treasury Notes: $8,377,200, 1.750%, 10/31/2020; aggregate market value plus accrued interest $8,496,519; U.S. Treasury Inflationary Bond: $68,814,700, 0.750%, 2/15/2045; aggregate market value plus accrued interest $68,003,481)

75,000,000	0.820%	5/1/17	75,000,000

Credit Agricole, dated 4/28/2017, repurchase price $71,634,000 (Collateralized by: U.S. Treasury Note: $72,607,400, 1.875%, 2/28/2022; aggregate market value plus accrued interest $73,066,723)

71,634,000	0.800%	5/1/17	71,634,000

Societe Generale, dated 4/28/2017, repurchase price $60,000,000 (Collateralized by: U.S. Treasury Note: $27,467,900, 1.500%, 8/15/2026; aggregate market value plus accrued interest $25,742,983; U.S. Treasury Floating Rate Note: $35,312,100, 0.000%, 7/31/2018; aggregate market value plus accrued interest $35,457,037)

60,000,000	0.820%	5/1/17	60,000,000

Total Repurchase Agreements (Cost $206,634,000)	206,634,000

Total Investments (Cost $391,357,311) - 100.04%	$391,357,311
Liabilities Less Other Assets- Net-(0.04)%	(155,713)
NET ASSETS - 100.00%	$391,201,598

*	Interest rate shown is the discounted rate at time of purchase for U.S. Treasury Bills.

33	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities
April 30, 2017

	CLS Global	CLS Global	CLS	CLS
	Aggressive	Diversified	Growth and	Flexible
Assets:	Equity Fund	Equity Fund	Income Fund	Income Fund
Unaffiliated investments, at cost	$140,255,345	$300,968,040	$401,052,025	$230,343,167
Affiliated Investments, at cost	46,917,529	126,365,755	65,103,367	23,500,000
Unaffiliated investments in securities, at value *	$165,345,231	$365,177,150	$426,629,026	$231,424,166
Affiliated Investments in securities, at value	47,141,690	137,067,580	65,484,595	23,500,000
Repurchase agreements, at value and cost	—	—	—	—
Cash	—	—	—	—
Receivable for fund shares sold	86,912	224,149	246,740	120,252
Receivable for security lending	83,867	74,563	63,027	25,163
Interest and dividends receivable	2,233	1,288	60,052	95,106
Prepaid expenses and other assets	10,803	19,431	20,315	10,740
Total Assets	212,670,736	502,564,161	492,503,755	255,175,427

Liabilities:
Securities lending collateral (Note 8)	53,135,767	66,745,000	45,940,862	26,721,453
Accrued advisory fees	76,127	260,768	263,349	61,838
Payable for fund shares redeemed	143,065	449,997	375,012	146,596
Accrued shareholder servicing fees	29,834	87,662	91,065	46,737
Payable to affiliates	22,706	40,447	42,039	32,904
Dividends payable	—	—	—	—
Accrued expenses and other liabilities	16,948	41,961	31,976	23,875
Total Liabilities	53,424,447	67,625,835	46,744,303	27,033,403
Net Assets	$159,246,289	$434,938,326	$445,759,452	$228,142,024

Net Assets:
Paid in capital
($0 par value, unlimited shares authorized)	$132,326,427	$341,275,635	$404,503,090	$227,678,740
Undistributed net investment income (loss)	(530,346)	(2,209,772)	138,068	524,440
Accumulated net realized gain (loss) on investments	2,136,161	20,961,528	15,160,065	(1,142,155)
Net unrealized appreciation on investments	25,314,047	74,910,935	25,958,229	1,080,999
Net Assets	$159,246,289	$434,938,326	$445,759,452	$228,142,024

34	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2017

	CLS Global	CLS Global	CLS	CLS
	Aggressive	Diversified	Growth and	Flexible
Assets:	Equity Fund	Equity Fund	Income Fund	Income Fund
Investor Shares:
Net assets	$—	$—	$—	$—
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$—	$—	$—	$—
Total shares outstanding at end of year	—	—	—	—

Institutional Shares:
Net assets	$—	$—	$—	$—
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$—	$—	$—	$—
Total shares outstanding at end of year	—	—	—	—

Class N Shares:
Net assets	$159,246,289	$434,938,326	$445,759,452	$228,142,024
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$14.38	$17.94	$11.12	$10.28
Total shares outstanding at end of year	11,076,422	24,247,952	40,102,884	22,198,764

*	Includes Securities Loaned $51,960,393; $65,230,137; $44,880,680; $26,132,590.

35	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2017

			Milestone
	CLS		Treasury
	International	CLS	Obligations
Assets:	Equity Fund	Shelter Fund	Fund
Unaffiliated investments, at cost	$49,726,361	$132,044,092	$184,723,311
Affiliated Investments, at cost	8,600,000	—	—
Unaffiliated investments in securities, at value *	$51,652,968	$145,780,285	$184,723,311
Affiliated Investments in securities, at value	8,600,000	—	—
Repurchase agreements, at value and cost	—	—	206,634,000
Cash	—	—	51,777
Receivable for fund shares sold	14,956	140,450	—
Receivable for security lending	10,740	4,513	—
Interest and dividends receivable	230	689	14,001
Prepaid expenses and other assets	21,872	13,789	5,849
Total Assets	60,300,766	145,939,726	391,428,938

Liabilities:
Securities lending collateral (Note 8)	11,557,230	16,398,739	—
Accrued advisory fees	22,781	85,226	19,482
Payable for fund shares redeemed	45,769	35,122	—
Accrued shareholder servicing fees	9,807	3,985	1,479
Payable to affiliates	8,618	20,707	13,899
Dividends payable	—	—	144,602
Accrued expenses and other liabilities	12,776	18,112	47,878
Total Liabilities	11,656,981	16,561,891	227,340
Net Assets	$48,643,785	$129,377,835	$391,201,598

Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$46,749,320	$115,416,798	$391,198,640
Undistributed net investment income (loss)	(29,402)	—	—
Accumulated net realized gain (loss) on investments	(2,740)	224,844	2,958
Net unrealized appreciation on investments	1,926,607	13,736,193	—
Net Assets	$48,643,785	$129,377,835	$391,201,598

36	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2017

			Milestone
	CLS		Treasury
	International	CLS	Obligations
Assets:	Equity Fund	Shelter Fund	Fund
Investor Shares:
Net assets	$—	$—	$29,574,679
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$—	$—	$1.00
Total shares outstanding at end of year	—	—	29,545,918

Institutional Shares:
Net assets	$—	$—	$361,626,919
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$—	$—	$1.00
Total shares outstanding at end of year	—	—	361,554,601

Class N Shares:
Net assets	$48,643,785	$129,377,835	$—
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$4.50	$13.10	$—
Total shares outstanding at end of year	10,802,240	9,875,512	—

* Includes Securities Loaned $11,307,236; $16,037,341; $0.

37	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations
For the Year Ended April 30, 2017

	CLS Global	CLS Global	CLS	CLS
	Aggressive	Diversified	Growth and	Flexible
	Equity Fund	Equity Fund	Income Fund	Income Fund
Investment Income:
Interest income	$8,834	$21,342	$35,394	$324,205
Dividend income - Unaffiliated	1,923,738	8,194,086	9,122,395	5,204,508
Dividend income - Affiliated	—	2,659,776	418,896	—
Securities lending income - Unaffiliated	635,214	913,735	790,640	531,641
Securities lending income - Affiliated	53,047	103,774	56,580	56,469
Total Investment Income	2,620,833	11,892,713	10,423,905	6,116,823

Expenses:
Investment advisory fees	801,077	3,185,828	2,698,324	776,222
Shareholder Service Fees:
Class N	267,026	1,060,057	899,441	485,139
Investor Shares	—	—	—	—
Institutional Shares	—	—	—	—
Distribution fees (12b-1) - Class C Shares	—	7,480	—	—
Transfer agent fees	149,277	198,005	183,825	256,873
Administration fees	106,132	310,843	282,859	182,934
Accounting fees	42,550	82,413	70,139	51,533
Trustees’ fees	39,160	41,050	39,839	38,545
Registration & filing fees	28,890	39,969	32,301	29,741
Printing and postage expense	20,388	59,712	26,124	29,402
Professional fees	17,418	22,574	31,217	23,062
Custodian fees	8,880	38,144	40,514	19,088
Insurance expense	5,952	28,124	21,749	10,823
Chief compliance officer fees	5,771	16,855	17,421	9,156
Miscellaneous fees and expenses	79	60	39	54
Total Expenses	1,492,600	5,091,114	4,343,792	1,912,572
Plus: Recapture of fees previously waived by the Advisor	—	—	—	—
Less: Fees waived and expenses reimbursed by Advisor	(262,430)	(199,886)	(203,858)	(359,396)
Net Expenses	1,230,170	4,891,228	4,139,934	1,553,176
Net Investment Income	1,390,663	7,001,485	6,283,971	4,563,647

Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments - Unaffiliated	2,556,364	30,307,175	12,945,932	376,266
Investments - Affiliated	—	—	564,272	—
Distributions of realized gains by underlying investment companies	124,021	56,427	30,239	52,639
Total net realized gain	2,680,385	30,363,602	13,540,443	428,905
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	16,175,377	13,318,280	6,986,142	1,785,020
Investments - Affiliated	(658,508)	8,678,700	(18,965)	—
Total net change in unrealized appreciation (depreciation)	15,516,869	21,996,980	6,967,177	1,785,020
Net Realized and Unrealized Gain on Investments	18,197,254	52,360,582	20,507,620	2,213,925
Net Increase in Net Assets Resulting from Operations	$19,587,917	$59,362,067	$26,791,591	$6,777,572

38	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations (Continued)
For the Year Ended April 30, 2017

			Milestone
	CLS		Treasury
	International	CLS	Obligations
	Equity Fund	Shelter Fund	Fund

Investment Income:
Interest income	$2,490	$6,065	$2,004,894
Dividend income - Unaffiliated	485,104	1,954,319	—
Dividend income - Affiliated	—	—	—
Securities lending income - Unaffiliated	124,865	139,969	—
Securities lending income - Affiliated	4,513	12,719	—
Total Investment Income	616,972	2,113,072	2,004,894

Expenses:
Investment advisory fees	166,875	798,760	454,611
Shareholder Service Fees:
Class N	55,625	244,719	—
Investor Shares	—	—	345
Institutional Shares	—	—	4,055
Distribution fees (12b-1) - Class C Shares	—	—	—
Transfer agent fees	82,938	22,178	39,795
Administration fees	40,304	107,025	135,303
Accounting fees	27,031	39,107	45,259
Trustees’ fees	37,829	37,995	20,889
Registration & filing fees	22,465	23,803	46,418
Printing and postage expense	6,486	5,427	17,355
Professional fees	13,500	17,030	30,023
Custodian fees	766	10,659	26,572
Insurance expense	1,897	7,043	19,317
Chief compliance officer fees	5,981	7,087	14,216
Miscellaneous fees and expenses	48	41	20,379
Total Expenses	461,745	1,320,874	874,537
Plus: Recapture of fees previously waived by the Advisor	—	—	28,889
Less: Fees waived and expenses reimbursed by Advisor	(204,960)	(94,615)	—
Net Expenses	256,785	1,226,259	903,426
Net Investment Income	360,187	886,813	1,101,468

Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments - Unaffiliated	1,115,903	4,843,884	14,306
Investments - Affiliated	—	—	—
Distributions of realized gains by underlying investment companies	—	—	—
Total net realized gain	1,115,903	4,843,884	14,306
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	916,910	9,414,042	—
Investments - Affiliated	—	—	—
Total net change in unrealized appreciation (depreciation)	916,910	9,414,042	—
Net Realized and Unrealized Gain on Investments	2,032,813	14,257,926	14,306
Net Increase in Net Assets Resulting from Operations	$2,393,000	$15,144,739	$1,115,774

39	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets

	CLS Global Aggressive		CLS Global Diversified
	Equity Fund		Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$1,390,663	$1,964,125	$7,001,485	$7,625,987
Net realized gain (loss) on investments	2,556,364	23,821	30,307,175	(8,645,464)
Distributions of realized gains by underlying investment companies	124,021	158,706	56,427	1,043,190
Net change in unrealized appreciation (depreciation) on investments	15,516,869	(8,603,155)	21,996,980	(43,667,059)
Net increase (decrease) in net assets resulting from operations	19,587,917	(6,456,503)	59,362,067	(43,643,346)

From Distributions to Shareholders:
From Net Investment Income:
Class C	—	—	—	(1,215)
Class N	(1,388,651)	(2,113,494)	(12,054,919)	(3,469,765)
Investor Shares	—	—	—	—
Institutional Shares	—	—	—	—
Financial Shares	—	—	—	—
Premium Shares	—	—	—	—
From Net Realized Gains:
Class C	—	—	—	(84,872)
Class N	(1,104,946)	(2,834,458)	(2,157,476)	(15,849,061)
Investor Shares	—	—	—	—
Institutional Shares	—	—	—	—
Total Dividends and Distributions to Shareholders	(2,493,597)	(4,947,952)	(14,212,395)	(19,404,913)
From Fund Share Transactions (Note 7)	41,707,554	10,648,270	(37,142,380)	(80,102,664)
Total Increase (Decrease) in Net Assets	58,801,874	(756,185)	8,007,292	(143,150,923)

Net Assets:
Beginning of year/period	100,444,415	101,200,600	426,931,034	570,081,957
End of year/period	$159,246,289	$100,444,415	$434,938,326	$426,931,034
Undistributed net investment income (loss) at end of year/period	$(530,346)	$—	$(2,209,772)	$4,125,412

40	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	CLS Growth		CLS Flexible
	and Income Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$6,283,971	$5,406,061	$4,563,647	$4,446,202
Net realized gain (loss) on investments	13,510,204	3,455,868	376,266	(897,137)
Distributions of realized gains by underlying investment companies	30,239	837,911	52,639	42,087
Net change in unrealized appreciation (depreciation) on investments	6,967,177	(20,273,105)	1,785,020	(2,043,633)
Net increase (decrease) in net assets resulting from operations	26,791,591	(10,573,265)	6,777,572	1,547,519

From Distributions to Shareholders:
From Net Investment Income:
Class C	—	—	—	—
Class N	(6,312,499)	(4,928,971)	(4,755,543)	(4,518,964)
Investor Shares	—	—	—	—
Institutional Shares	—	—	—	—
Financial Shares	—	—	—	—
Premium Shares	—	—	—	—
From Net Realized Gains:
Class C	—	—	—	—
Class N	(747,167)	(2,385,105)	—	—
Investor Shares	—	—	—	—
Institutional Shares	—	—	—	—
Total Dividends and Distributions to Shareholders	(7,059,666)	(7,314,076)	(4,755,543)	(4,518,964)
From Fund Share Transactions (Note 7)	60,418,255	(39,989,032)	31,516,605	(125,333)
Total Increase (Decrease) in Net Assets	80,150,180	(57,876,373)	33,538,634	(3,096,778)

Net Assets:
Beginning of year/period	365,609,272	423,485,645	194,603,390	197,700,168
End of year/period	$445,759,452	$365,609,272	$228,142,024	$194,603,390
Undistributed net investment income at end of year/period	$138,068	$1,788,753	$524,440	$662,791

41	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	CLS International		CLS
	Equity Fund		Shelter Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$360,187	$364,884	$886,813	$1,124,556
Net realized gain (loss) on investments	1,115,903	(1,034,745)	4,843,884	3,302,339
Distributions of realized gains by underlying investment companies	—	10,021	—	—
Net change in unrealized appreciation (depreciation) on investments	916,910	112,120	9,414,042	(8,824,233)
Net increase (decrease) in net assets resulting from operations	2,393,000	(547,720)	15,144,739	(4,397,338)

From Distributions to Shareholders:
From Net Investment Income:
Class C	—	—	—	—
Class N	(297,017)	(525,700)	(977,412)	(1,660,095)
Investor Shares	—	—	—	—
Institutional Shares	—	—	—	—
Financial Shares	—	—	—	—
Premium Shares	—	—	—	—
From Net Realized Gains:
Class C	—	—	—	—
Class N	(156,182)	—	(1,560,749)	(6,625,288)
Investor Shares	—	—	—	—
Institutional Shares	—	—	—	—
Total Dividends and Distributions to Shareholders	(453,199)	(525,700)	(2,538,161)	(8,285,383)
From Fund Share Transactions (Note 7)	26,950,540	6,943,222	22,442,367	8,770,859
Total Increase (Decrease) in Net Assets	28,890,341	5,869,802	35,048,945	(3,911,862)

Net Assets:
Beginning of year/period	19,753,444	13,883,642	94,328,890	98,240,752
End of year/period	$48,643,785	$19,753,444	$129,377,835	$94,328,890
Undistributed net investment income (loss) at end of year/period	$(29,402)	$—	$—	$—

42	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Milestone Treasury
	Obligations Fund
	Year Ended	Five Months Ended	Year Ended
	April 30, 2017	April 30, 2016	November 30, 2015
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$1,101,468	$202,462	$21,458
Net realized gain on investments	14,306	273	11,086
Distributions of realized gains by underlying investment companies	—	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—	—
Net increase in net assets resulting from operations	1,115,774	202,735	32,544

From Distributions to Shareholders:
From Net Investment Income:
Class C	—	—	—
Class N	—	—	—
Investor Shares	(70,280)	(15,225)	(1,395)
Institutional Shares	(1,031,188)	(187,237)	(16,819)
Financial Shares	—	—	(1,557)
Premium Shares	—	—	(1,687)
From Net Realized Gains:
Class C	—	—	—
Class N	—	—	—
Investor Shares	(619)	(737)	—
Institutional Shares	(10,963)	(10,206)	—
Total Dividends and Distributions
to Shareholders	(1,113,050)	(213,405)	(21,458)
From Fund Share Transactions (Note 7)	48,537,627	(10,351,223)	(178,437,737)
Total Increase (Decrease) in Net Assets	48,540,351	(10,361,893)	(178,426,651)

Net Assets:
Beginning of year/period	342,661,247	353,023,140	531,449,791
End of year/period	$391,201,598	$342,661,247	$353,023,140
Undistributed net investment income at end of year/period	$—	$—	$—

43	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Global Aggressive Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$12.26	$13.73	$13.47	$13.37	$12.52

Income (loss) from investment operations:
Net investment income(a)(b)	0.17	0.26	0.24	0.08	0.05
Net realized and unrealized gain (loss) on investments	2.29	(1.14)	0.74	2.26	1.35
Total income (loss) from investment operations	2.46	(0.88)	0.98	2.34	1.40

Less distributions from:
Net investment income	(0.19)	(0.25)	(0.22)	(0.23)	(0.05)
Net realized gains	(0.15)	(0.34)	(0.50)	(2.01)	(0.50)
Total distributions from net investment income and net realized gains	(0.34)	(0.59)	(0.72)	(2.24)	(0.55)

Net asset value, end of year	$14.38	$12.26	$13.73	$13.47	$13.37

Total return(c)	20.23%	(6.39)%	7.50%	17.87%	11.55%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$159,246	$100,444	$101,201	$92,176	$90,657
Ratio of net expenses to average net assets after expense reimbursement(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.40%	1.38%	1.36%	1.37%	1.38%
Ratio of net investment income to average net assets(b)	1.30%	2.10%	1.81%	0.61%	0.42%
Portfolio turnover rate	32%	35%	50%	24%	162%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

44	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Global Diversified Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$16.15	$18.26	$17.61	$15.43	$13.72

Income (loss) from investment operations:
Net investment income(a)(b)	0.28	0.27	0.21	0.13	0.10
Net realized and unrealized gain (loss) on investments	2.09	(1.66)	0.95	2.17	1.67
Total income (loss) from investment operations	2.37	(1.39)	1.16	2.30	1.77

Less distributions from:
Net investment income	(0.49)	(0.13)	(0.34)	(0.12)	(0.06)
Net realized gains	(0.09)	(0.59)	(0.17)	—	—
Total distributions from net investment income and net realized gains	(0.58)	(0.72)	(0.51)	(0.12)	(0.06)

Net asset value, end of year	$17.94	$16.15	$18.26	$17.61	$15.43

Total return(c)	14.95%	(7.59)%	6.68%	14.93%	12.91%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$434,938	$424,701	$567,510	$484,015	$483,612
Ratio of net expenses to average net assets after expense reimbursement(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.20%	1.19%	1.17%	1.18%	1.18%
Ratio of net investment income to average net assets(b)	1.64%	1.59%	1.19%	0.78%	0.72%
Portfolio turnover rate	41%	58%	33%	27%	69%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

45	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Growth and Income Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.55	$10.99	$10.82	$10.94	$10.10

Income (loss) from investment operations:
Net investment income(a)(b)	0.19	0.15	0.14	0.09	0.19
Net realized and unrealized gain (loss) on investments	0.61	(0.40)	0.22	0.56	0.83
Total income (loss) from investment operations	0.80	(0.25)	0.36	0.65	1.02

Less distributions from:
Net investment income	(0.21)	(0.13)	(0.11)	(0.31)	(0.18)
Net realized gains	(0.02)	(0.06)	(0.08)	(0.46)	—
Total distributions from net investment income and net realized gains	(0.23)	(0.19)	(0.19)	(0.77)	(0.18)

Net asset value, end of year	$11.12	$10.55	$10.99	$10.82	$10.94

Total return(c)	7.68%	(2.14)%	3.31%	6.08%	10.20%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$445,759	$365,609	$423,486	$305,585	$300,478
Ratio of net expenses to average net assets after expense reimbursement(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.21%	1.19%	1.19%	1.23%	1.22%
Ratio of net investment income to average net assets(b)	1.75%	1.42%	1.33%	0.82%	1.83%
Portfolio turnover rate	45%	56%	31%	39%	89%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

46	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Flexible Income Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.18	$10.35	$10.40	$10.76	$10.58

Income (loss) from investment operations:
Net investment income(a)(b)	0.24	0.24	0.23	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.11	(0.17)	(0.05)	(0.23)	0.23
Total income (loss) from investment operations	0.35	0.07	0.18	(0.01)	0.49

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.23)	(0.22)	(0.26)
Net realized gains	—	—	—	(0.13)	(0.05)
Total distributions from net investment income and net realized gains	(0.25)	(0.24)	(0.23)	(0.35)	(0.31)

Net asset value, end of year	$10.28	$10.18	$10.35	$10.40	$10.76

Total return(c)	3.48%	0.71%	1.75%	(0.01)%	4.76%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$228,142	$194,603	$197,700	$164,000	$166,348
Ratio of net expenses to average net assets after expense reimbursement(d)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers and reimbursements(d)	0.99%	0.94%	0.93%	0.97%	0.98%
Ratio of net investment income to average net assets(b)	2.35%	2.33%	2.24%	2.08%	2.40%
Portfolio turnover rate	9%	19%	5%	24%	51%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

47	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS International Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2017	2016	2015		2014		2013

Net asset value, beginning of year	$4.19	$4.68	$10.61		$10.75		$10.16

Income (loss) from investment operations:
Net investment income(a)(b)	0.07	0.10	0.11		0.08		0.10
Net realized and unrealized gain (loss) on investments	0.34	(0.48)	0.33		0.73		0.77
Total income (loss) from investment operations	0.41	(0.38)	0.44		0.81		0.87

Less distributions from:
Net investment income	(0.07)	(0.11)	(0.23)		(0.08)		(0.09)
Net realized gains	(0.03)	—	(6.14)		(0.87)		(0.19)
Total distributions from net investment income and net realized gains	(0.10)	(0.11)	(6.37)		(0.95)		(0.28)

Net asset value, end of year	$4.50	$4.19	$4.68		$10.61		$10.75

Total return(c)	10.03%	(8.11)%	9.82%		7.75%		8.66%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$48,644	$19,753	$13,884		$255,231		$248,326
Ratio of expenses to average net assets, excluding dividends from securities sold short and interest expense(d)	1.15%	1.15%	1.15	% (e)	1.15	% (e)	1.15%
Ratio of expenses to average net assets before waivers and reimbursements, excluding dividends from securities sold short and interest expense(d)	2.07%	2.21%	1.37	% (f)	1.25	% (f)	1.24%
Ratio of net investment income to average net assets(b)	1.62%	2.55%	1.06%		0.72%		0.93%
Portfolio turnover rate	155%	230%	45%		44%		84%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

(e)	Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.19% for the year ended April 30, 2015 and 1.23% for the year ended April 30, 2014.

(f)	Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.41% for the year ended April 30, 2015 and 1.33% for the year ended April 30, 2014. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

48	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Shelter Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.65	$13.35	$12.21	$10.59	$9.93

Income (loss) from investment operations:
Net investment income(a)(b)	0.10	0.15	0.13	0.09	0.04
Net realized and unrealized gain (loss) on investments	1.64	(0.75)	1.10	1.57	0.62
Total income (loss) from investment operations	1.74	(0.60)	1.23	1.66	0.66

Less distributions from:
Net investment income	(0.11)	(0.22)	(0.09)	(0.04)	—
Net realized gains	(0.18)	(0.88)	—	—	—
Total distributions from net investment income and net realized gains	(0.29)	(1.10)	(0.09)	(0.04)	—

Net asset value, end of year	$13.10	$11.65	$13.35	$12.21	$10.59

Total return(c)	15.11%	(4.43)%	10.11%	15.66%	6.65%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$129,378	$94,329	$98,241	$69,314	$42,828
Ratio of net expenses to average net assets after expense reimbursement(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.24%	1.24%	1.27%	1.37%	1.37%
Ratio of net investment income to average net assets(b)	0.83%	1.19%	0.99%	0.75%	0.39%
Portfolio turnover rate	147%	346%	106%	158%	291%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

49	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Milestone Treasury Obligations Fund

Selected data based on a share outstanding throughout each year/period indicated.

	Investor Shares
			Five
	Year		Months
	Ended		Ended
	April 30,		April 30,		Years Ended November 30,
	2017		2016		2015		2014		2013		2012

Net asset value, beginning of year/period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Activity from investment operations:
Net investment income(a)	0.003		0.001		0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Less distributions from:
Net investment income	(0.003)		(0.000	) (b)	(0.000	) (b)	(0.000	) (b)	(0.000	) (b)	(0.000	) (b)
Net realized gains	(0.000	) (b)	(0.000	) (b)	—		—		(0.000	) (b)	—
Total distributions	(0.003)		(0.000)		(0.000)		(0.000)		(0.000)		(0.000)

Net asset value, end of year/period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.24%		0.04	% (g)	0.00%		0.00%		0.00%		0.01%

Net assets, end of year/period (in 000’s)	$29,575		$19,973		$23,537		$43,239		$50,829		$54,039

Ratio of gross expenses to average net assets(c)	0.19%		0.43	% (f)	0.41%		0.45%		0.41%		0.46%
Ratio of net expenses to average net assets after expense reimbursement/recapture	0.20%		0.19	% (f)	0.09	% (d)	0.06	% (d)	0.10	% (d)	0.18	% (d)
Ratio of net investment income to average net assets	0.26%		0.12	% (f)	0.00	% (e)	0.00	% (e)	0.00	% (e)	0.01%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Amount represents less than $0.001 per share.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	The Advisor, CLS Investments, LLC, has agreed to waive additional fees in order to maintain a positive return. The additional waiver, 0.27%, 0.16% and 0.16% for the years ended November 30, 2012, November 30, 2013, November 30, 2014, respectively, and 0.09% for the year ended November 30, 2015, decreased the net expense ratio.

(e)	Less than 0.005%.

(f)	Annualized for periods less than one year.

(g)	Not annualized.

50	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Milestone Treasury Obligations Fund

Selected data based on a share outstanding throughout each year/period indicated.

	Institutional Shares
			Five
	Year		Months
	Ended		Ended
	April 30,		April 30,		Years Ended November 30,
	2017		2016		2015		2014		2013		2012

Net asset value, beginning of year/period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Activity from investment operations:
Net investment income(a)	0.002	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Less distributions from:
Net investment income	(0.002)		(0.000	) (b)	(0.000	) (b)	(0.000	) (b)	(0.000	) (b)	(0.000	) (b)
Net realized gains	(0.000	) (b)	(0.000	) (b)	—		—		(0.000	) (b)	—
Total distributions	(0.002)		(0.000)		(0.000)		(0.000)		(0.000)		(0.000)

Net asset value, end of year/period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.24%		0.04	% (g)	0.00%		0.00%		0.01%		0.01%

Net assets, end of year/period (in 000’s)	$361,627		$322,688		$302,841		$381,208		$79,964		$75,810

Ratio of gross expenses to average net assets(c)	0.19%		0.28	% (f)	0.26%		0.30%		0.27%		0.30%
Ratio of net expenses to average net assets after expense reimbursement/recapture	0.20%		0.19	% (f)	0.09	% (d)	0.06	% (d)	0.09	% (d)	0.14	% (d)
Ratio of net investment income to average net assets	0.24%		0.12	% (f)	0.00	% (e)	0.00	% (e)	0.01%		0.01%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Amount represents less than $0.001 per share.

(c)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(d)	The Advisor, CLS Investments, LLC, has agreed to waive additional fees in order to maintain a positive return. The additional waiver, 0.06%, 0.08% and 0.14% for the years ended November 30, 2012, November 30, 2013, and November 30, 2014, respectively, and 0.09% for the year ended November 30, 2015, decreased the net expense ratio.

(e)	Less than 0.005%.

(f)	Annualized for periods less than one year.

(g)	Not annualized.

51	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Notes to Financial Statements
April 30, 2017

1.	Organization

AdvisorOne Funds (the “Trust” or the “Funds”) was organized as a Delaware Business Trust in December 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS International Equity Fund, CLS Shelter Fund and Milestone Treasury Obligations Fund, collectively the “Funds” and each individually a “Fund” are each a diversified series of the Trust. The Milestone Treasury Obligations Fund, formerly known as the Treasury Obligations Portfolio (“Predecessor Fund”), was reorganized into the AdvisorOne Funds (the “Trust”) on January 23, 2012. The Predecessor Fund was a series of the Milestone Funds, a Delaware business trust formed on July 14, 1994. The Funds each offer an unlimited number of shares of beneficial interest without par value.

Fund	The primary investment objective of each Fund is as follows:
CLS Global Aggressive Equity Fund	Long-term growth
CLS Global Diversified Equity Fund	Long-term growth of capital without regard to current income
CLS Growth and Income Fund	Combination of current income and growth of capital
CLS Flexible Income Fund	Total return, consisting of capital growth and income, consistent with preservation of capital
CLS International Equity Fund	Growth of capital and current income
CLS Shelter Fund	Limiting the impact of large equity market declines. The Fund’s secondary investment objective is growth of capital.
Milestone Treasury Obligations Fund	Provide its shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity.

The Funds offer the following classes of shares:

Class	Funds Offering Class
Class N	CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund,
CLS Growth and Income Fund, CLS Flexible Income Fund,
CLS International Equity Fund and CLS Shelter Fund
Investor Shares	Milestone Treasury Obligations Fund
Institutional Shares	Milestone Treasury Obligations Fund

CLS Global Diversified Equity Fund’s Class C shares were closed on August 29, 2016.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Under the amortized cost method, a portfolio instrument is valued at cost and any premium or discount is amortized to maturity. Amortization of premium and accretion of market discount are charged to income. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as- needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) Administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed- end investment company purchased by their Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2017 for the Funds’ investments measured at fair value:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

CLS Global Aggressive Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$153,734,308	$—	$—	$153,734,308
Money Market Funds	5,616,846	—	—	5,616,846
Collateral for Securities Loaned	49,091,752	4,044,015	—	53,135,767
Total	$208,442,906	$4,044,015	$—	$212,486,921

CLS Global Diversified Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$432,103,184	$—	$—	$432,103,184
Money Market Funds	3,396,546	—	—	3,396,546
Collateral for Securities Loaned	66,745,000	—	—	66,745,000
Total	$502,244,730	$—	$—	$502,244,730

CLS Growth and Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Bond Funds	$230,978,170	$—	$—	$230,978,170
Equity Funds	201,612,932	—	—	201,612,932
Money Market Funds	13,581,657	—	—	13,581,657
Collateral for Securities Loaned	45,940,862	—	—	45,940,862
Total	$492,113,621	$—	$—	$492,113,621

CLS Flexible Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Bond Funds	$195,409,368	$—	$—	$195,409,368
Equity Funds	15,803,466	—	—	15,803,466
U.S. Government & Agency Obligations	—	10,380,090	—	10,380,090
Money Market Funds	6,609,789	—	—	6,609,789
Collateral for Securities Loaned	26,721,453	—	—	26,721,453
Total	$244,544,076	$10,380,090	$—	$254,924,166

CLS International Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$47,939,740	$—	$—	$47,939,740
Money Market Funds	755,998	—	—	755,998
Collateral for Securities Loaned	11,557,230	—	—	11,557,230
Total	$60,252,968	$—	$—	$60,252,968

CLS Shelter Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$126,892,400	$—	$—	$126,892,400
Money Market Funds	2,489,146	—	—	2,489,146
Collateral for Securities Loaned	12,192,050	4,206,689	—	16,398,739
Total	$141,573,596	$4,206,689	$—	$145,780,285

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

Milestone Treasury Obligations Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$184,723,311	$—	$184,723,311
Repurchase Agreements	—	206,634,000	—	206,634,000
Total	$—	$391,357,311	$—	$391,357,311

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of any level during the year. It is the Funds’ policy to recognize transfers between Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Schedules of Investments for security classifications.

Repurchase Agreements

The Milestone Treasury Obligations Fund may purchase securities from financial institutions subject to the seller’s agreement to repurchase and the Fund’s agreement to resell the securities at par. The advisor only enters into repurchase agreements with financial institutions that are primary dealers and deemed to be creditworthy by the investment advisor in accordance with procedures adopted by the Board. Securities purchased subject to repurchase agreements are maintained with a custodian of the Fund and must have, at all times, an aggregate market value plus accrued interest greater than or equal to the repurchase price. If the market value of the underlying securities falls below 102% of the value of the repurchase price, the Fund will require the seller to deposit additional collateral by the next business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Fund has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller.

Offsetting of Financial Assets and Derivative Liabilities – The following table presents the Fund’s liability derivatives available for offset, net of collateral pledged as of April 30, 2017:

Assets:

			Gross	Net Amounts	Gross Amounts Not
			Amounts	of Assets	Offset in the Statement
	Gross		Offset in the	Presented in	of Assets & Liabilities
	Amounts of		Statement	the Statement		Cash
	Recognized		of Assets &	of Assets &	Financial	Collateral		Net
Description	Assets		Liabilities	Liabilities	Instruments	Received		Amount
BNP Paribas Securities Corp.	$75,000,000	(1)	$—	$75,000,000	$(75,000,000)	$—	(2)	$—
Credit Agricole	71,634,000	(1)	—	71,634,000	(71,634,000)	—	(2)	—
Societe Generale	60,000,000	(1)	—	60,000,000	(60,000,000)	—	(2)	—
Total	$206,634,000		$—	$206,634,000	$(206,634,000)	$—		$—

(1)	Repurchase Agreements at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

Exchange Traded Funds

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Taxes

It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Funds’ 2017 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Related Income

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

Distributions to Shareholders

Income will normally be declared and distributed at least annually for all Funds with the exception of the Milestone Treasury Obligations Fund. Income will normally be declared daily and distributed monthly for the Milestone Treasury Obligations Fund. The Funds declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to the treatment of wash sale losses, grantor trust and partnership income.

Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	Investment Advisory Agreement and Transactions with Affiliates

Advisory Fees

The Trust has entered into an Investment Advisory Agreement with CLS Investments, LLC (the “Advisor”, formerly Clarke Lanzen Skalla Investment Firm, LLC), a subsidiary of NorthStar Financial Services Group, LLC. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 0.75% of net assets for CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, and CLS Shelter Fund; CLS Flexible Income at the annualized rate of 0.40%; and Milestone Treasury Obligations Fund at the annualized rate of 0.10%.

The Trustees have adopted a Shareholder Servicing Plan with respect to the Class N Shares, Investor Shares and Institutional Shares of the Funds (“Shareholder Servicing Plan”). The Shareholder Servicing Plan allows each of the Funds to use part of its assets for the payment of certain shareholder servicing expenses, including administrative or other shareholder support services. For these services under the Shareholder Servicing Plan, the Funds pay CLS an amount up to 0.25% of average net assets attributable to Class N Shares, Investor Shares and Institutional Shares as applicable, of the respective Funds on an annualized basis. CLS shall use monies to compensate other parties that have entered into shareholder servicing agreements with CLS with respect to the servicing of Fund shares.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

The Advisor has contractually agreed to waive or limit its management fees and to reimburse expenses, other than expenses relating to dividends on short sales, interest expense, indirect fees and expenses of underlying funds, and extraordinary or non-recurring expenses, through December 31, 2017, so that the annual operating expenses of the Funds do not exceed the percentage of the average daily net assets as indicated below:

Expense Limitation

Class N
CLS Global Aggressive Equity
CLS Global Diversified Equity
CLS Growth and Income	1.15%
CLS International Equity
CLS Shelter

Class N	0.80%
CLS Flexible Income

Investor Shares	0.45%
Milestone Treasury Obligations Fund

Institutional Shares	0.20%
Milestone Treasury Obligations Fund

The waivers and reimbursements, if any, of the Advisor’s fees pursuant to this contractual agreement for the year ended April 30, 2017, were as follows:

Fund	Waiver/Reimbursement ($)
CLS Global Aggressive Equity Fund	$262,430
CLS Global Diversified Equity Fund	199,886
CLS Growth and Income Fund	203,858
CLS Flexible Income Fund	359,396
CLS International Equity Fund	204,960
CLS Shelter Fund	94,615

Fees waived or expenses reimbursed may be recouped by the Advisor from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above. Except as noted below, during the year ended April 30, 2017, the Advisor recaptured no fees for prior period expense waivers/reimbursements from the Funds. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through April 30 of the years indicated:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

Fund	2018	2019	2020	Total
CLS Global Aggressive Equity Fund	$204,172	$216,606	$262,430	$683,208
CLS Global Diversified Equity Fund	100,527	184,484	199,886	484,897
CLS Growth and Income Fund	146,025	162,615	203,858	512,498
CLS Flexible Income Fund	235,410	272,835	359,396	867,641
CLS International Equity Fund	262,496	151,643	204,960	619,099
CLS Shelter Fund	102,029	84,181	94,615	280,825

During the year ended April 30, 2017, the Advisor recaptured $28,889 for prior period expense waivers/reimbursements from the Funds. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor for Milestone Treasury Obligations Fund through:

November 30, 2017	November 30, 2018	Total
$37,372	$12,352	$49,724

Distributor

The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of the advisor. The Trust, with respect to the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides for the payment of a distribution fee to the Distributor at an annualized rate of 1.00% of the average daily net assets attributable to Class C shares. During the year ended April 30, 2017, the Global Diversified Equity Fund Class C shares incurred $7,480 pursuant to the Plan. The Global Diversified Equity Fund Class C closed on August 29, 2017. Class N shares do not pay any 12b-1 distribution fees, but pay the Advisor 0.25% for payments to third parties for shareholder services.

Administration, Fund Accounting, Transfer Agent, Custody Administration Fees

Gemini Fund Services, LLC (“GFS”), an affiliate of the distributor and advisor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of the distributor provide ancillary services to the Funds as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, the Distributor and the Advisor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, the Distributor and the Advisor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Trustees Fees

Prior to January 1, 2017, the Trust pays each Trustee of the Trust who was not an interested person a flat fee of $24,000 per year plus $6,000 for an in-person quarterly meeting or $1,000 per quarter if participating in the meeting by telephone. Effective January 1, 2017, the Trust will pay each Trustee of the Trust who was not an interested person a flat fee of $50,000 per year, paid in quarterly installments. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

Certain officers of the Trust are officers of GFS, NLCS, the Advisor and/or the Distributor.

4.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities (including written options and short sales) owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30 2017, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
CLS Global Aggressive Equity Fund	$187,703,220	$25,100,332	$(316,631)	$24,783,701
CLS Global Diversified Equity Fund	429,717,492	73,305,315	(778,077)	72,527,238
CLS Growth and Income Fund	467,137,557	26,983,476	(2,007,412)	24,976,064
CLS Flexible Income Fund	253,575,107	4,541,458	(3,192,399)	1,349,059
CLS International Equity Fund	58,329,101	1,925,809	(1,942)	1,923,867
CLS Shelter Fund	132,044,092	13,736,193	—	13,736,193
Milestone Treasury Obligations Fund	391,357,525	—	(214)	(214)

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

5.	Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended April 30, 2017, were as follows:

Fund	Purchases	Sales
CLS Global Aggressive Equity Fund	$69,241,753	$34,021,603
CLS Global Diversified Equity Fund	171,760,061	210,737,947
CLS Growth and Income Fund	217,272,271	161,577,525
CLS Flexible Income Fund	43,625,339	17,458,165
CLS International Equity Fund	62,431,716	36,131,255
CLS Shelter Fund	174,391,645	155,076,572

6.	Investments in Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies that are affiliates at April 30, 2017 are noted in the Funds’ Portfolio of Investments. Transactions during the year with companies that are affiliates or were affiliates at the beginning of the year are as follows:

CLS Global Aggressive Equity

							Change in				Shares
		Value-			Dividends	Realized	Unrealized				held at
		Beginning		Sales	Credited	Gain	Appreciation/		Value-		End of
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)		End of Year		Year
00764F383	Milestone Treasury Obligations Fund	$8,000,000	$28,000,000	$—	$53,047	$—	$—		$36,000,000		36,000,000
464288786	iShares U.S. Insurance ETF	4,910,100	717,300	—	94,437	—	1,012,680		6,640,080	*	109,500
46435G409	iShares Edge MSCI International Value Factor ETF	—	6,784,478	—	—	—	168,412		6,952,890		293,000
46641Q803	JPMorgan Diversified Alternatives ETF	—	4,133,051	—	—	—	55,749		4,188,800		160,000
Total		$12,910,100	$39,634,829	$—	$147,484	$—	$1,236,841	**	$53,781,770		36,562,500

*	Affiliated security as of April 30, 2016, not an affiliate as of April 30, 2017. The value of affiliated securities as of April 30, 2017, was $47,141,690.

**	The change in unrealized appreciation/(depreciation) differs from the Financial Statements because of changes to Companies that are considered affiliates.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

CLS Global Diversified Equity

							Change in			Shares
		Value-			Dividends	Realized	Unrealized			held at
		Beginning		Sales	Credited	Gain	Appreciation/		Value-	End of
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)		End of Year	Year
00764F383	Milestone Treasury Obligations Fund	$29,000,000	$14,800,000	$—	$103,774	$—	$—		$43,800,000	43,800,000
46641Q209	JPMorgan Diversified Return International Equity ETF	—	32,202,100	—	530,953	—	2,910,900		35,113,000	650,000
78463X301	SPDR S&P Emerging Asia Pacific ETF	13,529,050	1,016,980	—	364,427	—	2,771,050		17,317,080	198,000
78463X533	SPDR S&P Emerging Markets Dividend ETF	37,180,000	—	—	1,764,396	—	3,657,500		40,837,500	1,375,000
Total		$79,709,050	$48,019,080	$—	$2,763,550	$—	$9,339,450	*	$137,067,580	46,023,000

*	The change in unrealized appreciation/(depreciation) differs from the Financial Statements because of changes to Companies that are considered affiliates.

CLS Growth and Income

							Change in		Shares
		Value-			Dividends	Realized	Unrealized		held at
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	End of
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	Year
00764F383	Milestone Treasury Obligations Fund	$25,800,000	$6,100,000	$—	$56,580	$—	$—	$31,900,000	31,900,000
316188309	Fidelity Total Bond ETF	11,930,400	12,464,602	—	403,791	—	166,843	24,561,845	489,963
33740F805	First Trust TCW Oppor-tunistic Fixed Income ETF	—	3,731,850	—	15,105	—	54,900	3,786,750	75,000
46641Q803	JPMorgan Diversified Alternatives ETF	—	5,188,260	—	—	—	47,740	5,236,000	200,000
97717W125	WisdomTree Managed Futures Strategy Fund	12,108,980	—	11,256,260	—	(564,272)	(288,448)	—	—
Total		$49,839,380	$27,484,712	$11,256,260	$475,476	$(564,272)	$(18,965)	$65,484,595	$32,664,963

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

CLS Flexible Income

							Change in		Shares
		Value-			Dividends	Realized	Unrealized		held at
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	End of
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	Year
00764F383	Milestone Treasury Obligations Fund	$20,500,000	$3,000,000	$—	$56,469	$—	$—	$23,500,000	23,500,000

CLS International Equity

							Change in		Shares
		Value-			Dividends	Realized	Unrealized		held at
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	End of
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	Year
00764F383	Milestone Treasury Obligations Fund	$4,000,000	$4,600,000	$—	$4,513	$—	$—	$8,600,000	8,600,000

CLS Shelter

							Change in		Shares
		Value-			Dividends	Realized	Unrealized		held at
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	End of
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	Year
00764F383	Milestone Treasury Obligations Fund	$2,000,000	$—	$2,000,000	$12,719	$—	$—	$—	—

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

7.	Shareholders’ Transactions

As of April 30, 2017, the Funds had an unlimited number of shares authorized. Following is a summary of shareholder transactions for each Fund:

	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
CLS Global Aggressive Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	5,144,894	$71,704,711	3,412,573	$43,263,066
Shares issued to shareholders in reinvestment	186,920	2,491,647	404,947	4,944,407
Shares redeemed	(2,446,941)	(32,488,804)	(2,998,187)	(37,559,203)
Net increase	2,884,873	$41,707,554	819,333	$10,648,270

CLS Global Diversified Equity Fund	Shares	Dollars	Shares	Dollars
Class C Shares:
Shares Sold	690	$10,573	3,486	$55,002
Shares issued to shareholders in reinvestment	—	—	5,676	85,078
Shares redeemed	(147,927)	(2,345,111)	(11,689)	(179,955)
Net decrease	(147,237)	$(2,334,538)	(2,527)	$(39,875)

CLS Global Diversified Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	5,262,955	$89,574,348	3,801,749	$62,676,801
Shares issued to shareholders in reinvestment	851,764	14,173,354	1,201,496	19,163,867
Shares redeemed	(8,158,126)	(138,555,544)	(9,783,135)	(161,903,457)
Net decrease	(2,043,407)	$(34,807,842)	(4,779,890)	$(80,062,789)

CLS Growth and Income Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	14,911,550	$163,116,323	7,728,138	$80,785,077
Shares issued to shareholders in reinvestment	661,842	7,048,616	711,313	7,255,385
Shares redeemed	(10,140,737)	(109,746,684)	(12,299,432)	(128,029,494)
Net increase (decrease)	5,432,655	$60,418,255	(3,859,981)	$(39,989,032)

CLS Flexible Income Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	7,992,803	$81,734,165	6,060,273	$60,901,842
Shares issued to shareholders in reinvestment	464,382	4,748,554	448,027	4,509,178
Shares redeemed	(5,365,745)	(54,966,114)	(6,496,474)	(65,536,353)
Net increase (decrease)	3,091,440	$31,516,605	11,826	$(125,333)

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2017

	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
CLS International Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	7,594,616	$33,398,259	3,503,399	$14,160,477
Shares issued to
shareholders in reinvestment	108,781	444,913	131,548	523,560
Shares redeemed	(1,617,274)	(6,892,632)	(1,888,196)	(7,740,815)
Net increase	6,086,123	$26,950,540	1,746,751	$6,943,222

CLS Shelter Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	3,733,748	$46,624,772	2,615,053	$31,975,517
Shares issued to shareholders in reinvestment	203,764	2,526,673	717,947	8,285,104
Shares redeemed	(2,161,039)	(26,709,078)	(2,590,654)	(31,489,762)
Net increase	1,776,473	$22,442,367	742,346	$8,770,859

	Year Ended		Five Months Ended		Year Ended
	April 30, 2017		April 30, 2016		November 30, 2015
Milestone Treasury	Shares	Dollars	Shares	Dollars	Shares	Dollars
Obligations Fund
Investor Shares:
Shares Sold	71,867,165	$71,867,165	28,236,832	$28,236,832	99,946,856	$99,946,856
Shares issued to shareholders in reinvestment	70,820	70,820	15,961	15,961	929	929
Shares redeemed	(62,336,671)	(62,336,671)	(31,815,990)	(31,815,990)	(119,650,358)	(119,650,358)

Net increase (decrease)	9,601,314	$9,601,314	(3,563,197)	$(3,563,197)	(19,702,573)	$(19,702,573)

Milestone Treasury	Shares	Dollars	Shares	Dollars	Shares	Dollars
Obligations Fund Institutional Shares:
Shares Sold	4,692,624,895	$4,692,624,895	2,160,535,237	$2,160,535,237	2,958,988,389	$2,958,988,389
Shares issued to shareholders in reinvestment	53,934	53,934	13,203	13,203	823	823
Shares redeemed	(4,653,742,516)	(4,653,742,516)	(2,140,655,575)	(2,140,655,575)	(3,037,364,122)	(3,037,364,122)

Net increase (decrease)	38,936,313	$38,936,313	19,892,865	$19,892,865	(78,374,910)	$(78,374,910)

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

8.	Securities Lending

The CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS International Equity Fund, and CLS Shelter Fund have entered into a securities lending arrangement with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the agreement, the Funds are authorized to loan securities through the Lending Agent to approved third-party borrowers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the statement of Assets & Liabilities and on the Schedule of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

The Lending Agent may invest the cash collateral received in connection with securities lending transactions in the Milestone Treasury Obligations Fund. The Milestone Treasury Obligations Fund is deemed an affiliate of the Trust and is managed by CLS Investments, LLC. The Milestone Treasury Obligations Fund is registered under the 1940 Act as an open end investment company, is subject to Rule 2a-7 under the 190 Act, which CLS may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Milestone Treasury Obligations Fund.

Securities Lending income represents a portion of total investment income and may not continue in the future due to market conditions.

	Gross Amounts		Gross Amounts not offset in the
	Recognized		Statement of Assets & Liabilities
	in Statements		Financial		Cash
	of Assets &		Instruments		Collateral	Net Amount
Fund	Liabilities		Pledged		Pledged	of Assets
CLS Global Aggressive Equity Fund	$53,135,767	(1)	$53,135,767	(2)	$—	$—
CLS Global Diversified Equity Fund	66,745,000	(1)	66,745,000	(2)	—	—
CLS Growth and Income Fund	45,940,862	(1)	45,940,862	(2)	—	—
CLS Flexible Income Fund	26,721,453	(1)	26,721,453	(2)	—	—
CLS International Equity Fund	11,557,230	(1)	11,557,230	(2)	—	—
CLS Shelter Fund	16,398,739	(1)	16,398,739	(2)	—	—

(1)	Collateral for Securities Loaned at value as presented in the Schedule of Investments.

(2)	The amount is limited to the liability balance and accordingly, does not include excess collateral pledged.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2017:

CLS Global Aggressive Equity	Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$51,960,393	$—	$—	$—	$51,960,393
Total Borrowings	$51,960,393	$—	$—	$—	$51,960,393
Gross amount of recognized liabilities for securities lending transactions					$51,960,393

CLS Global Diversified Equity	Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$65,230,137	$—	$—	$—	$65,230,137
Total Borrowings	$65,230,137	$—	$—	$—	$65,230,137
Gross amount of recognized liabilities for securities lending transactions					$65,230,137

CLS Growth and Income	Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$44,880,680	$—	$—	$—	$44,880,680
Total Borrowings	$44,880,680	$—	$—	$—	$44,880,680
Gross amount of recognized liabilities for securities lending transactions					$44,880,680

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

CLS Flexible Income	Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$26,132,590	$—	$—	$—	$26,132,590
Total Borrowings	$26,132,590	$—	$—	$—	$26,132,590
Gross amount of recognized liabilities for securities lending transactions					$26,132,590

CLS International Equity	Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$11,307,236	$—	$—	$—	$11,307,236
Total Borrowings	$11,307,236	$—	$—	$—	$11,307,236
Gross amount of recognized liabilities for securities lending transactions					$11,307,236

CLS Shelter	Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$16,037,341	$—	$—	$—	$16,037,341
Total Borrowings	$16,037,341	$—	$—	$—	$16,037,341
Gross amount of recognized liabilities for securities lending transactions					$16,037,341

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2017, Nationwide Trust Company held the following voting securities for the sole benefit of customers and may be deemed to control the Funds:

Fund
CLS Global Aggressive Equity Fund	30.61%
CLS Global Diversified Equity Fund	26.23%
CLS Growth and Income Fund	25.35%
CLS Flexible Income Fund	25.07%
CLS International Equity Fund	30.58%

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

10.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions for the following periods were as follows:

For the year ended April 30, 2017:

		Long-Term
Portfolio	Ordinary Income	Capital Gains	Total
CLS Global Aggressive Equity Fund	$1,669,367	$824,230	$2,493,597
CLS Global Diversified Equity Fund	11,074,151	3,138,244	14,212,395
CLS Growth and Income Fund	6,312,499	747,167	7,059,666
CLS Flexible Income Fund	4,755,543	—	4,755,543
CLS International Equity Fund	422,792	30,407	453,199
CLS Shelter Fund	2,538,161	—	2,538,161
Milestone Treasury Obligations Fund	997,441	—	997,441

For the year ended April 30, 2016:

		Long-Term
Portfolio	Ordinary Income	Capital Gains	Total
CLS Global Aggressive Equity Fund	$2,087,040	$2,860,912	$4,947,952
CLS Global Diversified Equity Fund	3,472,351	15,932,562	19,404,913
CLS Growth and Income Fund	4,928,971	2,385,105	7,314,076
CLS Flexible Income Fund	4,518,964	—	4,518,964
CLS International Equity Fund	525,700	—	525,700
CLS Shelter Fund	1,725,147	6,560,236	8,285,383
Milestone Treasury Obligations Fund	185,688	—	185,688

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

As of April 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

			Post
			October	Capital			Total
	Undistributed	Undistributed	Loss and	Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	Late Year	Carry	Book/Tax	Appreciation/	Earnings/
Portfolio	Income	Capital Gains	Loss	Forwards	Differences	(Depreciation)	(Deficits)
CLS Global Aggressive Equity Fund	$516,421	$1,619,740	$—	$—	$—	$24,783,701	$26,919,862

CLS Global Diversified Fund	—	21,135,453	—	—	—	72,527,238	93,662,691

CLS Growth and Income Fund	4,021,573	12,258,725	—	—	—	24,976,064	41,256,362

CLS Flexible Income Fund	255,654	—	—	(1,141,429)	—	1,349,059	463,284

CLS International Equity Fund	22,821	—	(52,223)	—	—	1,923,867	1,894,465

CLS Shelter Fund	224,844	—	—	—	—	13,736,193	13,961,037

Milestone Treasury Obligations Fund	147,774	—	—	—	(144,602)	(214)	2,958

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Portfolio	Late Year Losses
CLS International Equity Fund	$52,223

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2017

At April 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
CLS Flexible Income Fund	$250,786	$890,643	$1,141,429

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, and adjustments for paydowns and partnerships, resulted in reclassifications for the year ended April 30, 2017 as follows:

		Undistributed	Undistributed
Portfolio	Paid In Capital	Ordinary Income (Loss)	Long-Term Gains (Loss)
CLS Global Aggressive Equity Fund	$—	$(532,358)	$532,358
CLS Global Diversified Equity Fund	—	(1,281,750)	1,281,750
CLS Growth and Income Fund	—	(1,622,157)	1,622,157
CLS Flexible Income Fund	—	53,545	(53,545)
CLS International Equity Fund	—	(92,572)	92,572
CLS Shelter Fund	—	90,599	(90,599)

11.	New Accounting Pronouncements

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

12.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no material items requiring adjustment or disclosure in the financial statements.

AdvisorOne Funds Annual Report

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Trustees

AdvisorOne Funds

Omaha, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS International Equity Fund, CLS Shelter Fund (the “CLS Funds”), and Milestone Treasury Obligations Fund (“Milestone”), each a series of AdvisorOne Funds, as of April 30, 2017, and with respect to CLS Funds, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and with respect to Milestone, the statements of operations for the year ended April 30, 2017, the statement of changes for the year ended April 30, 2017, the five months ended April 30, 2016, and the year ended November 30, 2015, and the financial highlights for the year ended April 30, 2017, the five months ended April 30, 2016, and for each of the four years in the period ended November 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS International Equity Fund, CLS Shelter Fund, and Milestone Treasury Obligations Fund, as of April 30, 2017, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 28, 2017

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Funds you may incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the applicable number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited)(Continued)

	Beginning	Ending	Expense	Expenses
	Account Value	Account Value	Ratio	Paid During
	11/1/2016	4/30/2017	(Annualized)	the Period
CLS Global Diversified Fund
Actual:	$1,000.00	$1,107.00	1.15%	$6.01	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS Growth and Income Fund
Actual	1,000.00	1,047.00	1.15%	5.84	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS International Equity Fund
Actual	1,000.00	1,082.30	1.15%	5.94	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS Flexible Income Fund
Actual	1,000.00	1,012.50	0.80%	3.99	*
Hypothetical (5% return before expenses):	1,000.00	1,020.83	0.80%	4.01	*

CLS Global Aggressive Equity Fund
Actual	1,000.00	1,142.70	1.15%	6.11	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS Shelter Fund
Actual	1,000.00	1,112.00	1.15%	6.02	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

Milestone Treasury Obligations Fund
Actual:
Investor Class	1,000.00	1,001.60	0.20%	0.99	*
Institutional Class	1,000.00	1,001.60	0.20%	0.99	*
Hypothetical (5% return before expenses):
Investor Class	1,000.00	1,023.80	0.20%	1.00	*
Institutional Class	1,000.00	1,023.80	0.20%	1.00	*

*	Expenses are equal to each Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

AdvisorOne Funds Annual Report

Independent Trustees (Unaudited)

Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, NE 68130.

Name, Address and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Gary W. Lanzen 1954	Trustee Since 2003	Retired (since December 31, 2012); President and Chief Investment Officer, Orizon Investment Counsel, LLC (2000-2011).	7	Northern Lights Fund Trust and Northern Lights Variable Trust (since 2005), The Alternative Strategies Fund (since 2010), CLA Strategic Allocation Fund (2014 -2015)

Larry A. Carter 1952	Trustee Since February 2012	Consultant to private equity clients on grain processing industry (since 2004).	7	NONE

John W. Davidson 1946	Trustee Since February 2012	Creator, author and founder of John Davidson’s Economic Comments (2009-Present).	7	Horizon Funds Trust (since 2016)

Edward D. Foy 1952	Trustee Since February 2012	President and Chief Investment Officer of Foy Financial Services, Inc. (1987-Present).	7	NONE

AdvisorOne Funds Annual Report

Interested Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Todd Clarke(3) 1969	Trustee Since November 2012	Managing Director of NorthStar Financial Services Group, LLC (since October 2016); Chief Executive Officer and Manager, CLS Investments, LLC (September 2012 to October 2016); President, CLS Investments, LLC (2007-2012); Director, Constellation Trust Company (since February 2013); Director, NorthStar CTC Holdings, Inc. (since April 2015); Manager of NorthStar Topco, LLC, NorthStar Financial Services Group, LLC, Orion Advisor Services, LLC, Gemini Fund Services, LLC, Gemini Hedge Fund Services, LLC, Gemini Alternative Funds, LLC, Blu Giant, LLC, Northern Lights Compliance Services, LLC (since April 2015).	7	NONE

Ryan Beach 1977	President Since November 2012	President of the Trust (since November 2012), CEO (since September 2016), and President (September 2012-September 2016), CLS Investments, LLC; Director, Constellation Trust Company and NorthStar CTC Holdings, Inc. (since April 2015); President, Constellation Trust Company and NorthStar CTC Holdings, Inc. (since October 2015); Associate General Counsel, NorthStar Financial Services Group, LLC (2011-2012). Attorney, Scudder Law Firm, P.C., L.L.O. (2005-2011).	N/A	N/A

Brian Nielsen(4) 1972	Secretary and Chief Legal Officer Since 2003	Secretary and Chief Legal Officer of the Trust; General Counsel (2001-2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (2001-2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (2012-2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (2003-2014) and Secretary (since 2003), Manager (since 2005), President (2005-2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (2008-2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (2012-2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (2013-2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (2013-2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (2011-2013) of Northern Lights Fund Trust; Assistant Secretary (2011-2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (2013-2015); and Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015).	N/A	N/A

AdvisorOne Funds Annual Report

Interested Trustees and Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael J. Wagner 80 Arkay Drive Hauppauge, NY 11788 1950	Chief Compliance Officer Since 2006	President (since April 2006) of Northern Lights Compliance Services, LLC.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1972	Treasurer Since October 2014	Assistant Vice President (2012-2015) and then Vice President (since 2015) of Fund Administration, Gemini Fund Services, LLC, Senior Associate, of Fund Controllers Department at Goldman Sachs Asset Management (2008-2012).	N/A	N/A

Michael Forker	AML Officer Since 2014 and Assistant Secretary Since 2016	Chief Compliance Officer, CLS Investments, LLC (since May 2014); Compliance Officer, CLS Investments, LLC (2012-2014); Attorney, Bryan Hill Law (2011-2012); Compliance Consultant, RIA Compliance Consultants (2011-2012).	N/A	N/A

(1)	The term of office for each Trustee and officer listed above will continue indefinitely.

(2)	The term “Fund Complex” refers to the AdvisorOne Funds trust, including the series of the Trust that may have filed registration statements with the SEC but may not yet be operational.

(3)	Todd Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with CLS Investments, LLC (investment adviser to certain funds of the Trust).

(4)	Brian Nielsen is the brother-in-law of Todd Clarke.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited)

Factors Considered by the Trustees in

Approval of the Renewal of an Investment Advisory Agreement

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) held on January 19, 2017, the Board, including those Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust and CLS Investments, LLC (“CLS”) on behalf of the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Global Aggressive Equity, CLS Flexible Income, CLS Shelter Fund and the Milestone Treasury Obligations Fund (individually, each a “Fund” and collectively, the “Funds”)(“Advisory Agreement”).

The Board reviewed and discussed written materials that were provided by CLS in advance of the Meeting, CLS’s oral presentation and other information that the Board received at the Meeting. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, extent and quality of services. As to the nature, extent, and quality of the services provided by CLS to the Funds, the Trustees reviewed materials provided by CLS related to the Advisory Agreement, including a description of the manner in which investment decisions are made and executed, and discussed the benefits of the professional personnel performing services for the Funds, including the team of individuals that primarily monitor and execute the investment process, noting their decades of combined experience. The Board noted changes in the CLS portfolio management team. Management discussed the quality of backgrounds of CLSA personnel and the depth of their experience. The Trustees noted their appreciation for the number of CFAs managing the Funds. The Trustees expressed confidence in the remaining portfolio management team, citing the consistent portfolio management process that the CIO has achieved. The Board noted the fiduciary duty commitment of CFAs and that CLS appears to have embraced a culture of compliance that is strong and consistent. The Board then discussed the quality of CLS’s compliance personnel and the compliance tools utilized to oversee CLS’s management of the Funds. Additionally, the Board received satisfactory written responses from CLS with respect to a series of important questions, including whether CLS was involved in any lawsuits or pending regulatory actions. The Board discussed the extent of CLS’s rigorous investment analysis process and CLS’s willingness to invest the necessary resources to ensure portfolio managers have the tools necessary to conduct their research. The Board stated their appreciation of CLS’s willingness to make management available to the Independent Trustees when requested and their willingness to re-examine strategies when necessary for benefits of shareholders. The Board reviewed the financial information provided by CLS and concluded that CLS has the financial resources to meet its obligations to the Funds. The Trustees viewed the overall services provided by CLS as satisfactory.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

Performance. The Board reviewed information on the investment performance of Milestone and the Core Funds versus their respective benchmark for the one-year, five-year, ten-year, and since inception periods. They also reviewed the performance of each Fund compared to its Morningstar category and discussed the relative performance in the context of fund turnover, volatility and long term track record. In addition to the data provided by CLS as part of the 15(c) materials, the Board also reviewed the quarterly performance data provided by the adviser. The Board discussed the positive direction of investment performance relative to the Fund’s respective benchmarks. They noted that under the CIO’s leadership, the Board had seen a more positive contribution to overall performance and they appreciated the controlled risk environment he has installed. They also noted that CLS had done well at managing risk and communicating the risk characteristics of the Funds to investors. The Board noted that generally, performance in the near term had been strong and, while certain Funds have underperformed since inception, recent performance had a positive impact on long term performance metrics. The Board also noted recent strong performance relative to the Funds’ peer groups. Regarding performance relative to each Fund’s index-based benchmarks, the Board discussed the differences between an index and an actively managed product and agreed that the index was less relevant than performance of other actively managed products. With regards to performance, the Board also noted the following:

●	Global Aggressive Equity outperformed its peer group and Morningstar category over the one-year, five-year, and since inception time frames. The Fund had a four-star Morningstar rating, the Fund’s returns were in the top 23% of its peer group over the three-year time period and in the top 30% over the five-year time period, and had a risk adjusted rating in the top 26% of its peer group over the three-year time period and in the top 27% over the five-year time period.

●	Global Diversified Equity outperformed its peer group over the one-year time frame and its Morningstar category over the one-year, ten-year, and since inception time frames. The Fund has a three-star Morningstar rating, the Fund’s returns were in the top 52% of its peer group over the three-year time period, in the top 68% over the five-year time period, and in the top 39% over the ten-year time period, and has a risk adjusted rating in the top 50% of its peer group over the three-year time period, in the top 64% over the five-year time period, and in the top 41% over the ten-year time period.

●	Growth and Income outperformed its peer group over the one-year and five-year time frames and its Morningstar category over the one-year time frame. The Fund has a two-star Morningstar rating, the Fund’s returns are in the top 71% of its peer group over the three-year time period, in the top 60% over the five-year time period, and in the top 88% over the ten-year time period, and has a risk adjusted rating in the top 71% of its peer group over the three-year time period, in the top 66% over the five-year time period, and in the top 92% over the ten-year time period. The Fund’s standard deviation for the ten-year time period was 10.43, while the Fund’s standard deviation over the five-year time period was 5.70 and 5.73 over the three-year time period, which indicated that CLS has decreased risk and become more consistent over the previous five years.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

●	Flexible Income outperformed its peer group, Morningstar category, and benchmark over the one-year time frame and has outperformed its benchmark over the five-year time frame and since the Fund’s inception. The Fund currently has a two-star Morningstar rating, the Fund’s returns are in the top 77% of its peer group over the three-year time period and in the top 70% over the five-year time period, and has a risk adjusted rating in the top 77% of its peer group over the three-year time period and in the top 69% over the five-year time period.

●	International Equity outperformed its peer group and Morningstar category over the one-year, ten-year, and since inception time frames and has outperformed its benchmark over the five-year and ten-year time frames and since the inception of the Fund. The Fund currently has a five-star Morningstar rating, the Fund’s returns are in the top 7% of its peer group over the three-year time period, in the top 58% over the five-year time period, and in the top 9% over the ten-year time period, and has a risk adjusted rating in the top 7% of its peer group over the three-year time period, in the top 31% over the five-year time period, and in the top 5% over the ten-year time period.

●	Shelter outperformed its peer group, Morningstar category, and benchmark over the one-year time frame, outperformed its peer group and Morningstar category over the five-year time frame, and outperformed its peer group since the inception of the Fund. The Fund has a five-star Morningstar rating, the Fund’s returns are in the top 2% of its peer group over the three-year time period and in the top 3% over the five-year time period, and has a risk adjusted rating in the top 1% of its peer group over the three-year time period and in the top 3% over the five-year time period.

●	Each Milestone share class outperformed its peer group and Morningstar category over the one-year and five-year time frames and since the inception of the Fund.

After further discussion and based upon the information noted above and the information provided by CLS about each Fund’s performance versus its respective benchmark for the one-year, five-year, and since inception periods, and in some cases, ten-year performance data, the Board concluded that performance for each Fund was reasonable.

Fees and Expenses. The Board reviewed the advisory fees and expense ratios of the Funds relative to each Fund’s peer group and Morningstar category and noted that each Fund’s gross advisory fee and net expense ratio were generally in line with the average fee of the respective Fund peer group. They discussed the advisory fee of Growth and Income, which was materially higher than the Morningstar category average, noting that the category average is not particularly helpful because there was a significant range due to the variability of the funds within the category. They also noted that Fund compared better to its Morningstar category when comparing its fee against the median fee. The Board also noted the Fund’s gross expense ratio was lower than the Morningstar category average. In addition to the advisory fees, the Board discussed and noted that CLS receives shareholder servicing fees with respect to the class N shares of the Core

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

Funds pursuant to the Shareholder Servicing Plan which was adopted by the Board, all of which is paid to third party service providers. The Board then reviewed the contractual fee agreements for each Fund, which stated that CLS had agreed to waive or limit its management fees and/ or reimburse expenses at least through August 31, 2018 so that the total operating expenses of the Core Funds do not exceed specified limits, and the Board found such arrangements to be beneficial to shareholders. The Board concluded that overall the total expense ratios of each Fund are very competitive, and that the advisory fee waivers continued to benefit each Fund. The Board concluded that the advisory fee paid by each Fund was reasonable.

Profitability. The Board considered the profits realized by CLS in connection with the operation of each Fund, and considered whether the amount of profit was a fair entrepreneurial profit for the management of the Fund. The Trustees discussed industry trends and profitability averages. The Board also considered the income and other benefits realized by CLS and its affiliates from activities and services provided to the Funds. The Board reviewed CLS’s financial statements as of December 31, 2016 and noted there were no adverse material changes in the financial condition of CLS since the approval of the Advisory Agreement at the January 19, 2017 meeting. The Trustees concluded that to the extent CLS earned a profit from a Fund, the profits appeared reasonable and not excessive.

Economies of Scale. The Board considered whether economies of scale have been attained with respect to the management of the Funds, and whether there is potential for realization of any further economies of scale. After discussion, it was the consensus of the Board that, because of the current size of each Fund, CLS continues to waive a portion of its advisory fee for all Funds, with the exception of Milestone, in order to maintain the expense cap, and therefore the Board will not request any changes to the management fee structure. After further discussion, representatives of CLS and the Board agreed that economies of scale would be re-evaluated in the future.

Conclusion. Having requested and received such information from CLS as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement were reasonable and renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders.

THIS PAGE INTENTIONALLY LEFT BLANK

AdvisorOne Funds Annual Report

Proxy Voting Policy

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-811-0225 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-811-0225.

ABOUT CLS

CLS Investments (CLS) is a third party investment manager, ETF strategist, and long-time trusted partner in the financial industry. CLS’s extensive risk management experience, active asset allocation approach, and customizable strategy offerings have led clients to entrust their portfolios to CLS since 1989.

Through CLS’s partnership structure, your financial advisor maintains a direct relationship with you, while CLS’s portfolio management and analytics teams take on the day-to-day research, trading, and operations required to manage your account. Together, you and your advisor use the tools CLS provides to determine the investing strategy, investment types, and risk tolerance level most appropriate for you. Your advisor provides this information to CLS so we can accordingly make timely active asset allocation decisions within your portfolio. Through this mutually beneficial connection, CLS enhances your advisor’s service to you.

1989
Founded

$7.4B*
Assets Under Management

35K+
CLS clients

12
Portfolio managers & analysts

155+
Years of combined investment management experience

*As of 4/30/2017

888.455.4244	CLSinvest.com	Follow us: @clsinvestments

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Larry Carter is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Carter is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2017	$97,000
FY 2016	$110,625
FY 2015	$128,700
FY 2014	$125,100

(b)	Audit-Related Fees
FY 2017	$ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

Nature of the fees:

(c)	Tax Fees
FY 2017	$20,200
FY 2016	$23,100
FY 2015	$30,600
FY 2014	$29,700

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees
	Registrant	Adviser
FY 2017	$0	$ 0
FY 2016	$0	$ 0
FY 2015	$0	$ 0
FY 2014	$0	$ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2017 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2017	$20,200	$ None
FY 2016	$23,100	$ None
FY 2015	$30,600	$ None
FY 2014	$29,700	$ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2017.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/5/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 7/5/17